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                                            SEMI-ANNUAL REPORT  |  June 30, 2001


                                                                      The Strong
                                                               Growth and Income
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                                                                           Funds


                                    [PHOTO]


         Strong American Utilities Fund

                   Strong Balanced Fund

             Strong Balanced Stock Fund

                     Strong Energy Fund

                  Strong Blue Chip Fund

          Strong Growth and Income Fund





                                                                   [STRONG LOGO]


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                                            SEMI-ANNUAL REPORT  |  June 30, 2001



                                                                      The Strong
                                                               Growth and Income
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                                                                           Funds


Table of Contents

Investment Reviews
   Strong American Utilities Fund ...................................    2
   Strong Balanced Fund .............................................    4
   Strong Balanced Stock Fund .......................................    6
   Strong Energy Fund ...............................................    8
   Strong Blue Chip Fund ............................................   10
   Strong Growth and Income Fund ....................................   12

Financial Information
   Schedules of Investments in Securities
       Strong American Utilities Fund ...............................   14
       Strong Balanced Fund .........................................   14
       Strong Balanced Stock Fund ...................................   18
       Strong Energy Fund ...........................................   20
       Strong Blue Chip Fund ........................................   20
       Strong Growth and Income Fund ................................   21
   Statements of Assets and Liabilities .............................   24
   Statements of Operations .........................................   27
   Statements of Changes in Net Assets ..............................   30
   Notes to Financial Statements ....................................   32

Financial Highlights ................................................   40


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A Few Words From Dick Strong
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[PHOTO]

Take a step back and take another look

The 18-month period ending in March of 2000 will go down in the annals of financial history as a period of tremendous financial excess. The Nasdaq Index, which peaked in March of 2000 at 5049, fell to 1639 by April of 2001, a correction of over 68 percent! The pain from that fallout has been intense.

Despite the stock market correction, America is still the greatest economic power in the world. This power flows from our dedication to the principles of capitalism. Excesses do occur at both ends of the financial cycle, but in the end, our economic model is the greatest wealth creation machine ever devised. Adam Smith, the "Father of Capitalism," spoke about an "invisible hand" that is always at work promoting efficiency and growth. And it certainly was evident during the past few years.

During an economic correction any and all weaknesses are totally exposed. Economic washouts are unpleasant, but if you learn from that experience, correct your weaknesses, anticipate change, and plan for the future, there is an excellent chance that you will benefit handsomely in the next cycle.

At the present time, there is more than enough pessimism about the economy to go around. Because of the pain we have been through, it is easy to interpret most economic and financial data negatively. When you are in an environment like this, it is important to take a step back and dispassionately appraise your situation. Your investment strategy should be anchored in bedrock and consistent across a wide range of economic environments.

In 1999, the Federal Reserve Board wanted to slow the growth of the U.S. economy. One of the most effective tools at the Fed's disposal is the management of interest rates. As a central bank raises interest rates, the economy should slow and the financial markets will reflect reduced expectations.

As the Fed implemented its policy of interest rate hikes, many investors chose to look over the valley and ignore the near-term risks. This rosy attitude coupled with a financial bubble of historic magnitude resulted in a tremendous hangover.

So far in 2001, the Federal Reserve has reduced interest rates six times in an effort to reinvigorate the economy. Congress has passed a major tax cut and is refunding more than $38 billion to taxpayers. The price of oil has declined and the U.S. dollar has weakened, making our goods and services more attractive to our trading partners.

All of these factors are major financial and economic stimuli for the U.S. economy. As we mentioned in our April 30, 2000 annual report, to bet against the Fed in either direction is dangerous--for it holds almost all of the cards. When the Federal Reserve Board and most of our leaders want the economy to improve, they will move heaven and earth to make it happen.

At Strong, we believe that the U.S. financial markets may trade in a channel for a number of years as we work through the excesses that developed during the bubble of the late 1990s. Such an environment, should it develop, would be much different than the roaring 90s. Income generation (bonds), stock picking, and trading acumen could be the keys to success in this environment.

We believe the U.S. economy is fundamentally solid. The U.S. stock market has proven itself to be an excellent long-term investment vehicle. Just remember that over the long haul, the stock market reflects the moderate but consistent growth of wealth in America.

One of the key lessons of the last five years is that extreme movements of the stock market in either direction are aberrations. The key to your investment success is to have reasonable expectations and goals, and to stick to a realistic long-term plan to reach your goals.

                                              /s/ Dick Strong

Strong American Utilities Fund
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Your Fund's Approach

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the stocks of U.S. public utility companies. These include companies that provide products and services related to electric power, communications, gas, and water. The stocks of public utility companies generally pay consistent and above-average dividends. The Fund also invests in energy stocks, and to a limited extent, the Fund may invest in foreign securities.


                    Growth of an Assumed $10,000 Investment
                             From 7-1-93 to 6-30-01

                              [CHART APPEARS HERE]

         The Strong American                                Lipper Utility
           Utilities Fund           S&P 500 Index*           Funds Index*
         -------------------        --------------          --------------
 7-93          $10,000                 $10,000                 $10,000
12-93           10,450                  10,496                  10,167
 6-94           10,020                  10,141                   9,149
12-94           10,178                  10,635                   9,223
 6-95           11,557                  12,784                  10,266
12-95           13,939                  14,631                  11,724
 6-96           14,407                  16,108                  12,103
12-96           15,106                  17,991                  12,817
 6-97           16,509                  21,698                  13,820
12-97           19,270                  23,993                  16,113
 6-98           20,277                  28,242                  17,438
12-98           23,190                  30,849                  19,077
 6-99           24,546                  34,669                  20,370
12-99           23,326                  37,341                  21,850
 6-00           24,549                  37,183                  22,208
12-00           29,699                  33,941                  23,723
 6-01           28,527                  31,668                  21,443

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: The Fund outperformed the S&P 500 Index for the half-year. February, March, and April produced positive returns with April proving to be the strongest month. In contrast, January, May, and June total returns were negative. While markets for all types of common stocks have become more volatile, utility stocks have continued to be less volatile than the market as a whole.

Q: What market conditions, events, and other factors affected the Fund's performance?

A: The companies in the portfolio have, for the most part, reported good earnings for the first quarter--and unlike many other sectors, the companies haven't generally been revising their second-quarter earnings estimates downward. In January, California's problems with tight electricity supply, high prices, and financially troubled utility companies contributed to indiscriminate selling of electric utilities located in other states. Investors feared that the troubles plaguing California could easily spread to other states, but that was generally not the case.

     The Federal Reserve's interest-rate cuts possibly added to the selling pressure. Many investors buy utility stocks for safety in turbulent economic times. With the Fed stepping in, many such investors appeared to conclude that the economic slowdown and accompanying stock-market slump would be short in duration, and moved into higher-growth stocks.

     Indiscriminate selling of utility stocks took hold again in June, as some investors feared (incorrectly, in our opinion) that other states pursuing deregulation would experience problems similar to those in California. Among the developments sparking this sell-off were demands by California politicians for massive refunds from those who had sold power to the state's utilities and agencies. In this environment, some of the Fund's best-performing and largest holdings of electric and gas companies experienced price declines. In addition, seasonal weakness in gas and oil prices at the beginning of the summer raised questions as to whether several companies in the portfolio would be able to achieve their profitability targets. On the whole, however, we expect the price declines resulting from these conditions to be short-lived.

Q:   What investment strategies and techniques affected the Fund's performance?

A: Changes to sector weightings were modest. Electric utilities remained the largest portfolio sector, and stock-price weakness was used as an opportunity to add to holdings of selected utilities. Certain gas utility holdings were reduced or eliminated. Continuing uncertainty about the California situation did not deter us from adding to our electric holdings. The companies in the Fund draw little or none of their profits from California. On price weakness we continued to build major positions in Duke Energy, TXU Corporation and FirstEnergy Corporation. We believe investors are in the early stages of recognizing the good, long-term outlook for selected utilities.

Q:   What is your outlook regarding the future of the markets?

A: In our view, much of what is taking place in California will have beneficial impact on other states as they attempt to avoid the pitfalls that the state has experienced. States that have properly implemented deregulation are experiencing orderly markets and provide significant opportunities for well-positioned utilities. In our opinion, portfolio holdings remain attractively priced, and in general we continue to look for strong earnings growth. In a number of cases we expect dividend increases and stock buy-backs to enhance stock price performance.

     We thank you for your continued investment in the Strong American Utilities Fund.

     William H. Reaves
     Portfolio Manager


Average Annual Total Returns
As of 6-30-01
----------------------------
     1-year           16.20%
     3-year           12.05%
     5-year           14.64%
     Since Inception  14.00%
     (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.


Yield Summary/1/

As of 6-29-01
----------------------------
     30-day
     annualized yield  2.05%


     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/Yields are historical and do not represent future yields. Yields fluctuate.
     Yields are as of 6-29-01.

     The Fund is a non-diversified sector fund that concentrates its assets in the utility industry and takes large positions in individual stocks. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

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Strong Balanced Fund
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Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60 percent of assets will be invested in stocks, 35 percent in bonds (all of which may be high-yield or junk bonds), and 5 percent in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. To a limited extent, the Fund may also invest in foreign securities.


                    Growth of an Assumed $10,000 Investment
                            From 12-30-81 to 6-30-01

                              [CHART APPEARS HERE]
             The Strong                               Lipper Flexible Portfolio
            Balanced Fund           S&P 500 Index*          Funds Average*
            -------------           --------------    -------------------------
12-81         $ 10,000                $ 10,000                $ 10,000
12-82           13,320                  12,155                  13,351
12-83           19,344                  14,896                  15,678
12-84           21,234                  15,830                  16,263
12-85           25,346                  20,853                  20,456
12-86           29,819                  24,745                  23,526
12-87           29,734                  26,044                  25,094
12-88           32,467                  30,370                  27,421
12-89           36,104                  39,993                  32,379
12-90           37,107                  38,751                  32,212
12-91           44,393                  50,557                  40,648
12-92           45,824                  54,408                  44,040
12-93           52,469                  59,892                  48,749
12-94           51,679                  60,684                  47,865
12-95           63,028                  83,487                  60,002
12-96           69,617                 102,656                  68,206
12-97           81,219                 136,906                  80,930
12-98           98,558                 176,029                  93,110
12-99          113,836                 213,073                 104,692
12-00          106,599                 193,672                 105,077
 6-01           99,250                 180,703                 100,403

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did the Fund perform?

A: The Fund's equity allocation toward high-quality stocks, which are less tied to shifts in the economic cycle, did not serve us well. Positive market sentiment toward these types of stocks faded as the Federal Reserve began to ease interest rates, and favor turned instead to lower-quality, highly cyclical stocks.

     Market volatility was heightened during the period, as the markets became disappointed with the lack of immediate response by the economy and corporate profits to the Fed's rate cuts.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: Entering the year, we positioned the equity allocation of the Fund for a continuation of negative economic trends and deterioration in corporate profits. We anticipated the Fed would cut rates, but at a deliberate pace, given that it had passed up opportunities to cut rates late in 2000 despite signs of decelerating economic activity.

     The Fed shocked the capital markets, however, with a surprise rate cut of .50 percent in early January. This marked the beginning of six rate cuts in the six-month period, totaling 2.75 percent. This caused a sharp reaction in stocks, as investors scrambled to buy any stock that was cyclically oriented and able to capitalize on this easing action. It appeared they were underestimating the severity of the decline in economic activity and corporate profit growth, however, and many of these investors soon became disillusioned as the economic difficulties proved greater than previously thought.

     With continued failed attempts to rally the markets, investors began to lose faith in the Fed's ability to reignite economic activity. The markets were easily influenced by the contradicting data that continued to emerge, indicating at times recovery, and at times continued decline. The markets responded positively to Fed rate cuts, only to be pushed back later by disappointing earnings announcements.

Q:   What investment strategies and techniques affected the Fund's performance?

A: The equity allocation of the Fund began the year with a decidedly conservative bias toward high quality, less cyclical stocks. As the Fed cut rates, we began to move from a defensive posture to one that emphasized companies whose prospects would potentially improve. This included an increase in our allocation to the capital goods sector, through such companies as Caterpillar and Minnesota Mining and Manufacturing Company. We also added Bank of America and Citigroup to the financial sector. In the technology sector, we are favoring Intel Corporation due to a potential rebound in PC demand from a corporate replacement cycle, and a new operating system introduction from Microsoft later in the year or early 2002.

     While we do have a bias toward those companies that may benefit from economic recovery, diversification remains important in the portfolio. We maintain significant exposure to the health-care sector, even though it is not closely tied to economic cycles, because it offers attractive investment opportunities. As the period ends, we find the portfolio positioned to benefit from a recovery in corporate profit growth. The Fund is well-diversified within its focus on large-capitalization companies that are leaders in their fields.

Q:   What is your outlook regarding the future of the markets?

A: Looking forward, there are a number of positive factors that should benefit the markets. These factors, such as interest rate cuts, tax rebates and relief, and lower energy prices, do take time to have impact, however. The recovery we expect will likely have the greatest impact on companies whose performance is tied to shifts in the economic cycle, and we have positioned the portfolio accordingly.

     Rimas M. Milaitis
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager


Average Annual Total Returns
As of 6-30-01
----------------------------
     1-year          -13.01%
     3-year            2.34%
     5-year            8.89%
     10-year           9.79%
     Since Inception  12.49%
     (12-30-81)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

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Strong Balanced Stock Fund
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Effective 3-12-01, the Fund's name changed from Strong Schafer Balanced Fund and
I. Charles Rinaldi became the portfolio manager.


Your Fund's Approach

Under normal market conditions, the Fund will invest about 60 percent of its assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium- and large-capitalization companies. The portfolio manager generally seeks stocks of companies that have above-average projected earnings growth, and whose stock has a lower price/earnings ratio than that of the Standard & Poor's 500 Index. The manager believes these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio.

The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. To a limited extent, the Fund may also invest in foreign securities.


                    Growth of an Assumed $10,000 Investment
                            From 12-31-97 to 6-30-01

                              [CHART APPEARS HERE]
             The Strong                                    Lipper Balanced
         Balanced Stock Fund        S&P 500 Index*           Funds Index*
         -------------------        --------------         ---------------
12-97          $10,000                 $10,000                 $10,000
 3-98           10,431                  11,395                  10,791
 6-98           10,431                  11,771                  10,955
 9-98            9,233                  10,600                  10,321
12-98           10,321                  12,858                  11,509
 3-99           11,013                  13,498                  11,693
 6-99           11,829                  14,450                  12,219
 9-99           10,624                  13,548                  11,713
12-99           10,845                  15,564                  12,542
 3-00           11,156                  15,920                  12,915
 6-00           10,824                  15,497                  12,760
 9-00           11,534                  15,347                  13,013
12-00           11,832                  14,146                  12,841
 3-01           11,715                  12,469                  12,198
 6-01           12,019                  13,199                  12,626

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did the Fund perform?

A: The Fund posted modest positive results for the first half of the year. On a relative basis, the Fund compared quite favorably with the S&P 500 Index, which posted a loss for the period. Value stocks, particularly in the small-cap range, continued to be in vogue, aiding this Fund's performance.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The year began with the sense of change and aspirations accompanying a new Presidential administration. The Federal Reserve cooperated early by slashing interest rates twice in January, with four additional cuts to follow in later months. However, there were numerous negatives, including lingering effects of the huge drop in technology stocks in 2000, lower corporate earnings, the California electricity crisis, and political uncertainty caused by the Republicans' loss of control of the U.S. Senate. Although the environment was problematic for the overall market, it was beneficial for attractively valued stocks with more predictable financial results--the types of stocks we seek out.

     The markets started to strengthen at the end of June, as consumer confidence improved. The Federal Reserve's sixth interest rate cut was just 0.25 percent, less than the earlier five 0.50 percent reductions. This suggested that the Fed believed the economy was beginning to recover.

Q:   What investment strategies and techniques affected the Fund's performance?

A: While a change in portfolio management sometimes leads to quick and dramatic portfolio restructuring, it was our strategy to continue to stick with most of the winners that were performing well late last year, and gradually work ourselves into more attractively valued stocks. This worked well, as many of the stocks that were doing well late last year continued to do so during the first half of this year. An increase in small- and medium-capitalization companies also helped to improve our results. Among the top contributors to the Fund's returns in the first half of the year were Lafarge, Canadian National Railway, General Motors, and Office Depot. Other retail and financial services stocks also helped.

     We are generally pleased with the Fund's first-half returns, but results were hurt by holdings in pharmaceuticals, telecommunications, and energy.

Q:   What is your outlook regarding the future of the markets?

A: We believe that the outlook for value stocks continues to be favorable, and that we are in the early stages of a multi-year period for relative outperformance. We are cautious in our outlook for the overall markets, however, despite the cuts in both interest rates and income taxes. The rocket fuel that drove the go-go growth and technology stocks in the recent past comprised venture capital financing, initial public offerings, and retail investment mania--catalysts that no longer exist. It's a new game and a tougher one, but history has shown us these cycles before, and we are confident that now is the time for value investing.

     Thank you for your interest in the Strong Balanced Stock Fund.

     I. Charles Rinaldi
     Portfolio Manager


Average Annual Total Returns
As of 6-30-01
----------------------------
     1-year           11.04%
     3-year            4.84%
     Since Inception   5.40%
     (12-31-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.


    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Energy Fund
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Effective 3-1-01, the Fund's name changed from Strong Limited Resources Fund.


Your Fund's Approach

The Strong Energy Fund invests, under normal conditions, primarily in the stocks of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. To a limited extent, the Fund may invest in foreign securities. The manager may sell a holding when it is believed to no longer have a potential for earnings growth, or when it is otherwise unattractive.


                    Growth of an Assumed $10,000 Investment
                            From 9-30-97 to 6-30-01

                              [CHART APPEARS HERE]

             The Strong                                Lipper Natural Resources
             Energy Fund            S&P 500 Index*           Funds Index*
             -----------            --------------     ------------------------
 9-97          $10,000                 $10,000                 $10,000
12-97            9,306                  10,287                   9,265
 3-98            9,516                  11,722                   9,615
 6-98            8,626                  12,109                   8,989
 9-98            7,475                  10,905                   7,532
12-98            7,275                  13,227                   7,123
 3-99            7,635                  13,886                   7,777
 6-99            8,988                  14,865                   9,234
 9-99            8,878                  13,937                   9,328
12-99            8,697                  16,010                   9,511
 3-00           10,010                  16,378                  10,634
 6-00           10,381                  15,942                  11,040
 9-00           11,503                  15,788                  11,831
12-00           12,505                  14,553                  12,290
 3-01           11,964                  12,827                  11,684
 6-01           11,753                  13,578                  11,339

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: Although the Strong Energy Fund declined modestly during this six-month period, it outperformed a stock market that was weak overall.

     The Fund's strong performance relative to the broader market was largely the result of the positive fundamentals for energy, despite a number of swirling headwinds. These negative forces included slowing world economic growth and moderating oil and gas prices. We consider the sector's positive fundamentals to be particularly important, since we recently have seen various groups (such as technology and telecommunications) outperform for a period of time, only to later succumb to deterioration in their fundamentals.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: So far in 2001, the stock market has been adjusting to the reality of a severe decline in capital spending for technology. This had been the prime area for investment dollars for the 1990s, until demand became satiated. Inventories then increased, earnings declined, and despite rallies, this area of the market continued to underperform the overall stock market. As the economic slowdown has spread, earnings shortfalls have occurred in most sectors of the economy, leading to poor stock performance.

     Despite this backdrop, energy stocks have generally performed well. Earnings have remained solid, as strong oil and gas prices and high refining margins aided results. OPEC has maintained production discipline while demand softened, allowing oil prices to remain at more than $25 a barrel.

Q:   What investment strategies and techniques affected the Fund's performance?

A: On March 1, we changed the Fund's name to the Strong Energy Fund to better reflect our overweighting of energy stocks, and our confidence in energy's long-term outlook. After selling off our non-energy stocks, we were able to invest more in oil service, exploration and production companies, and the major integrated oils.

     Three other factors probably accounted for most of the Fund's good performance: a significant increase in our holdings of the big, solid oil companies such as Exxon and Chevron; a greater than normal holding of cash reserves; and Conoco's takeover bid for Gulf Canada (one of our largest positions) at a 35 percent premium to its prior selling price.

Q:   What is your outlook regarding the future of the markets?

A: It appears that the overall market will remain volatile, reflecting a sharp recession in technology investments and a stagnant economy. We are convinced that in time, energy stocks will once again become core holdings for investors as the positive long case for energy becomes more evident to the market.

     In my more than 30 years in the energy investment arena, I have experienced periods when energy stocks held center stage only briefly. In contrast, I am now convinced that we are in an environment that is comparable with the period in the 1970s, when energy stocks represented the largest, and best-performing, component of the market. Oil and natural gas are in very tight supply worldwide, the result of 20 years of underinvestment in new producing fields, pipelines, tankers, and electric-generating facilities. President Bush's new energy policy seeks to address this problem. As capital flows to this area, we believe energy companies will create real value relative to the rest of the stock market.

     Thank you for your confidence, and for your investment in the Strong Energy Fund.

     Mark A. Baskir
     Portfolio Manager


Average Annual Total Returns
As of 6-30-01
----------------------------
     1-year           13.22%
     3-year           10.86%
     Since Inception   4.40%
     (9-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.


     The Strong Energy Fund concentrates its assets in energy companies. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index is Lipper Inc.

Strong Blue Chip Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Effective 5-1-01, the Fund's name changed from the Strong Blue Chip 100 Fund.


Your Fund's Approach

The Strong Blue Chip Fund invests, under normal conditions, 80 percent of its assets in well-known, established, large-capitalization companies. These blue chip stocks generally tend to pay higher dividends than medium- and small-capitalization stocks. The Fund's manager focuses on those companies believed to offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities. The manager may sell a holding when it no longer offers attractive growth prospects.

                    Growth of an Assumed $10,000 Investment
                            From 6-30-97 to 6-30-01

                              [CHART APPEARS HERE]

              The Strong                               Lipper Large-Cap Growth
            Blue Chip Fund          S&P 500 Index*           Funds Index*
            --------------          --------------     -----------------------
 6-97          $10,000                 $10,000                 $10,000
 9-97           10,750                  10,749                  10,930
12-97           10,872                  11,058                  10,932
 3-98           12,406                  12,600                  12,533
 6-98           13,233                  13,016                  13,171
 9-98           12,257                  11,721                  11,816
12-98           15,647                  14,218                  14,920
 3-99           17,342                  14,926                  16,102
 6-99           17,634                  15,978                  16,708
 9-99           16,989                  14,981                  16,023
12-99           21,730                  17,210                  20,115
 3-00           23,758                  17,604                  21,749
 6-00           22,800                  17,137                  20,161
 9-00           22,426                  16,971                  19,825
12-00           17,695                  15,643                  16,156
 3-01           14,693                  13,788                  12,592
 6-01           14,885                  14,595                  13,440

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did the Fund perform?

A: The Fund fell short of the performance of the S&P 500 Index for the first half of 2001, with most of the short fall occurring during February and March. This was due primarily to the decline in the investments in the technology sector, but there were also significant declines in the financial and health-care sectors. We reduced the technology investments and broadened the diversification of the Fund, so performance during the second quarter improved and was more in line with the market averages; however, these changes were not sufficient to offset earlier losses.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The overall environment during the first six months has been quite difficult for large-capitalization growth-oriented investors. For the past six months, investors have been caught between two opposing forces: very negative economic and earnings news, and the Fed's commitment to sustain an easier monetary policy. This conflict led to considerable volatility and shifts in market psychology. The markets responded favorably to the Fed's aggressive interest rate cuts with strong rallies in January, April, and May. In other months, however, the markets declined sharply, reflecting earnings disappointments and continued concern about economic activity.

     Further, there was a shift on the part of investors away from the large-capitalization growth companies that had performed so well over the past three to five years. They moved toward other sectors of the market that had been largely ignored by most investors in recent years.

Q:   What investment strategies and techniques affected the Fund's performance?

A: As part of our investment process, we develop a macroeconomic outlook that leads us to favor the sectors that appear to enjoy the greatest growth prospects. At present, the Fund's investments are broadly diversified across the major economic sectors.

     We are placing some emphasis on more cyclical companies, which should benefit from renewed growth in the economy over the months ahead. Examples include retailers, such as Target and Home Depot, as well as selected technology companies, such as Microsoft. Financial stocks continue to have a major representation in the Fund and we believe they should continue to benefit from lower interest rates as well as renewed economic growth.

Q:   What is your outlook regarding the future of the markets?

A: The past 12 months have been one of the most painful periods for growth investors in history. Although the underlying U.S. economy is still fragile, the forces for eventual recovery continue to gather: major tax cuts and a rebate are now a reality, the Fed continues to ease aggressively, the stock market has stabilized, and consumer confidence has begun to turn upward.

     In our opinion, the decline in stock prices so far adequately reflects the known negatives that have emerged. We have record budget surpluses, low inflation, a strong financial sector, historically low interest rates--and we lack the inflationary distortions of past cycles. Therefore, we anticipate that current market valuations should hold and believe this is a time to be investing, one stock at a time.

     Thank you for your investment in the Strong Blue Chip Fund.

     Karen E. McGrath
     Portfolio Manager


Average Annual Total Returns
As of 6-30-01

Investor Class
----------------------------
     1-year          -34.71%
     3-year            4.00%
     Since Inception  10.46%
     (6-30-97)

Advisor Class/1/
----------------------------
     1-year          -34.82%
     3-year            3.84%
     Since Inception  10.29%
     (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.


     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

  /1/The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that also offer potential for capital growth. To choose investments, the manager focuses on those companies that are improving their returns on invested capital, utilizing fundamental analysis such as management interviews and financial statement analysis. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depository Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time.


                    Growth of an Assumed $10,000 Investment
                            From 12-29-95 to 6-30-01

                              [CHART APPEARS HERE]

              The Strong                                Lipper Large-Cap Core
        Growth and Income Fund      S&P 500 Index*           Funds Index*
        ----------------------      --------------      ---------------------
12-95          $10,000                 $10,000                 $10,000
 6-96           11,556                  11,010                  10,896
12-96           13,191                  12,296                  11,984
 6-97           15,469                  14,830                  14,114
12-97           17,199                  16,398                  15,486
 6-98           20,447                  19,303                  18,280
12-98           22,866                  21,085                  19,657
 6-99           25,842                  23,695                  21,644
12-99           30,237                  25,522                  23,461
 6-00           30,395                  25,413                  23,904
12-00           27,137                  23,198                  21,732
 6-01           23,414                  21,644                  20,038

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did the Fund perform?

A: Entering the year, the Fund was positioned for a continuation of the negative trends in economic data and corporate profits. Looking at Federal Reserve policy, our expectations were for an easing of interest rates, but at a deliberate pace. The Fed shocked the capital markets, however, announcing an aggressive .50 percent rate cut early in January, followed by another cut a few weeks later. In all, the Fed would cut rates six times over the course of the half year.

     The Fund did not perform well relative to its benchmark, the S&P 500 Index, during this early period of the year. Our bias toward high-quality, less cyclically oriented stocks did not serve us well once the Fed began to cut rates. The market's interest in these stocks faded and turned instead to lower-quality, highly cyclical stocks.

     The ensuing four months saw the Fund perform more in line with its peer group and benchmark, as the markets became disappointed with the lack of immediate improvement in the economy and corporate profits.

Q: What market conditions, market events and other factors impacted your fund's performance?

A: Investor sentiment during the period was very volatile. Early in the year the markets appeared to have a false sense of security attributable to the Fed's easing of interest rates. As investors saw that the economic slowdown was worse than previously believed, however, they soon became disillusioned.

     In addition, the market's recent memory of the spectacular performance of technology stocks was difficult to shake. It seemed a loose claim of economic improvement would send these stocks upward, only to have them fall back down again as reality set in just days or weeks later.

     Investors' disappointment brought the market to its knees during March and April. At one point, the Nasdaq Composite fell to a level not seen since the end of 1998. In the remainder of the period, the markets were heavily influenced by contradicting data alternately indicating recovery and continued decline. This produced a high degree of volatility. The Fund's deficit relative to its benchmark was difficult to erase, as this constant rotation among industries and sectors prevented any discernable trends from taking hold.

Q:   What investment strategies and techniques affected the Fund's performance?

A: The Fund's positioning began the year with a decidedly conservative bias toward high-quality, less cyclical stocks. With the Federal Reserve indicating its willingness to cut rates very aggressively, we began to change from a defensive posture to one that was more biased to recovery. We began to reallocate the Fund's assets to those companies whose prospects would potentially improve as lower interest rates began to positively influence economic activity and corporate profits. This included adding positions in the capital goods and financial sectors, as well as carefully selecting holdings in semiconductors and related industries. Diversification remains an important building block in the Fund's construction.

Q:   What is your outlook regarding the future of the markets?

A: Looking forward to the remainder of the year, we see a number of circumstances that should have positive impact on the markets. These include favorable Federal Reserve policy, tax cuts and rebates, and lower energy prices. Also, companies will find it easier to post attractive earnings comparisons as we exit the year, and previous periods of unsustainable growth fall further out of view. Taken together, these variables should have a positive effect on the economy, corporate profit growth, and stock prices. As always, the economy works in cycles, and changes in key factors driving the economy take time to have impact.

     Thank you for your investment in the Strong Growth and Income Fund.

     Rimas M. Milaitis
     Portfolio Manager


Average Annual Total Returns
As of 6-30-01

Investor Class
----------------------------
     1-year          -22.97%
     3-year            4.62%
     5-year           15.17%
     Since Inception  16.73%
     (12-29-95)

Advisor Class/1/
----------------------------
     1-year          -23.16%
     3-year            4.40%
     5-year           14.93%
     Since Inception  16.49%
     (12-29-95)

Institutional Class/2/
----------------------------
     1-year          -22.61%
     3-year            4.84%
     5-year           15.31%
     Since Inception  16.86%
     (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.


  /1/The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

                         STRONG AMERICAN UTILITIES FUND

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 93.8%
Electric Utility 45.4%
The AES Corporation (b)                                149,200     $  6,423,060
Dominion Resources, Inc.                               376,035       22,610,985
Duke Energy Corporation                                337,000       13,146,370
Energy East Corporation                                138,500        2,896,035
Exelon Corporation                                      42,500        2,725,100
FirstEnergy Corporation                                723,400       23,264,544
GPU, Inc.                                              101,500        3,567,725
SCANA Corporation                                      608,899       17,292,731
TECO Energy                                            573,000       17,476,500
TXU Corporation                                        427,000       20,577,130
                                                                   ------------
                                                                    129,980,180
Electrical - Equipment 0.1%
Capstone Turbine Corporation (b)                         8,000          179,920

Gas Utility 16.5%
Dynegy, Inc.                                           252,500       11,488,750
El Paso Corporation                                    130,198        6,840,603
Enron Corporation                                       36,000        1,764,000
Equitable Resources, Inc.                              347,200       11,565,232
National Fuel Gas Company                                5,000          259,950
New Jersey Resources Corporation                         4,400          198,880
ONEOK, Inc.                                            351,000        6,914,700
South Jersey Industries, Inc.                           48,300        1,504,545
Vectren Corporation                                    321,765        6,660,536
                                                                   ------------
                                                                     47,197,196
Oil & Gas - Canadian Integrated 2.6%
Imperial Oil, Ltd.                                     285,000        7,338,750

Oil & Gas - Field Services 1.4%
Schlumberger, Ltd.                                      77,300        4,069,845

Oil & Gas - International Integrated 16.0%
BP PLC Sponsored ADR                                   281,632       14,039,355
Chevron Corporation                                     59,000        5,339,500
Conoco, Inc. Class A                                    92,500        2,608,500
Exxon Mobil Corporation                                 92,800        8,106,080
Royal Dutch Petroleum Company                          272,800       15,896,056
                                                                   ------------
                                                                     45,989,491
Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b)                           45,700        2,737,430

Oil & Gas - United States Exploration &
  Production 0.4%
Anadarko Petroleum Corporation                          10,500          567,315
Apache Corporation                                      11,500          583,625
                                                                   ------------
                                                                      1,150,940

Oil & Gas - United States Integrated 1.7%
Kerr McGee Corporation                                  74,200        4,917,234

Other Utility 0.2%
American Water Works Company, Inc.                      20,400          672,588

Telecommunication 4.1%
BellSouth Corporation                                  292,500       11,778,975

Telecommunications - Services 4.1%
Qwest Communications International, Inc.                16,500          525,855
SBC Communications, Inc.                               163,001        6,529,820
WorldCom, Inc.-MCI Group (b)                            37,100          597,310
WorldCom, Inc.-WorldCom Group (b)                      279,000        4,173,840
                                                                   ------------
                                                                     11,826,825

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Utility - Electric Power 0.3%
Cinergy Corporation                                     15,500     $    541,725
The Southern Company                                    13,000          302,250
                                                                   ------------
                                                                        843,975
-------------------------------------------------------------------------------
Total Common Stocks (Cost $221,630,749)                             268,683,349
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds
  $15,705,207); Collateralized by: United
  States Government & Agency Issues (e)            $15,700,000       15,700,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $1,044,805); Collateralized by: United
  States Government & Agency Issues (e)              1,044,500        1,044,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,744,500)                      16,744,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $238,375,249) 99.6%           285,427,849
Other Assets and Liabilities, Net 0.4%                                1,053,258
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $286,481,107
===============================================================================

                              STRONG BALANCED FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 59.6%
Aerospace - Defense 1.0%
The Boeing Company                                      32,000     $  1,779,200
General Dynamics Corporation                            12,500          972,625
Lockheed Martin Corporation                             14,000          518,700
                                                                   ------------
                                                                      3,270,525
Auto Manufacturers - Domestic 0.4%
Delphi Automotive Systems Corporation                   27,000          430,110
General Motors Corporation                              15,000          965,250
                                                                   ------------
                                                                      1,395,360
Banks - Money Center 5.2%
Bank of America Corporation                             73,000        4,382,190
The Bank of New York Company, Inc.                      33,000        1,584,000
Citigroup, Inc.                                        176,666        9,335,031
J.P. Morgan Chase & Company                             50,000        2,230,000
                                                                   ------------
                                                                     17,531,221
Banks - Super Regional 0.8%
FleetBoston Financial Corporation                       34,500        1,361,025
Northern Trust Company                                  19,000        1,187,500
                                                                   ------------
                                                                      2,548,525
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                          44,000        1,812,800

Beverages - Soft Drinks 1.0%
The Coca-Cola Company                                   46,000        2,070,000
PepsiCo, Inc.                                           26,500        1,171,300
                                                                   ------------
                                                                      3,241,300
Building - Construction Products/
  Miscellaneous 0.3%
Masco Corporation                                       39,000          973,440

Chemicals - Basic 0.5%
The Dow Chemical Company                                50,000        1,662,500

-------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Chemicals - Specialty 0.4%
Air Products & Chemicals, Inc.                          32,900      $ 1,505,175

Computer - Local Networks 0.9%
Brocade Communications Systems, Inc. (b)                11,800          519,082
Cisco Systems, Inc. (b)                                146,000        2,657,200
                                                                    -----------
                                                                      3,176,282

Computer - Manufacturers 2.6%
Apple Computer, Inc. (b)                                42,800          995,100
Compaq Computer Corporation                             31,000          480,190
Dell Computer Corporation (b)                           53,000        1,375,350
Hewlett-Packard Company                                 37,500        1,072,500
International Business Machines Corporation             35,000        3,955,000
Sun Microsystems, Inc. (b)                              55,500          872,460
                                                                    -----------
                                                                      8,750,600

Computer - Memory Devices 0.2%
EMC Corporation (b)                                     29,000          842,450

Computer - Services 0.6%
Electronic Data Systems Corporation                     34,200        2,137,500

Computer Software - Desktop 2.4%
Microsoft Corporation (b)                              110,000        7,986,000

Computer Software - Enterprise 1.0%
Oracle Systems Corporation (b)                         114,000        2,166,000
Siebel Systems, Inc. (b)                                10,000          469,000
VERITAS Software Corporation (b)                        11,000          731,830
                                                                    -----------
                                                                      3,366,830

Diversified Operations 3.4%
AOL Time Warner, Inc. (b)                               82,000        4,346,000
E.I. Du Pont de Nemours & Company                       16,000          771,840
Minnesota Mining & Manufacturing Company                21,300        2,430,330
Pharmacia Corporation                                   24,000        1,102,800
Tyco International, Ltd.                                51,500        2,806,750
                                                                    -----------
                                                                     11,457,720

Electrical - Equipment 3.3%
Emerson Electric Company                                25,000        1,512,500
General Electric Company                               201,000        9,798,750
                                                                    -----------
                                                                     11,311,250

Electronics - Semiconductor Equipment 0.9%
Applied Materials, Inc. (b)                             17,700          869,070
KLA-Tencor Corporation (b)                               9,000          526,230
Novellus Systems, Inc. (b)                              30,000        1,703,700
                                                                    -----------
                                                                      3,099,000

Electronics - Semiconductor Manufacturing 2.6%
Advanced Micro Devices, Inc. (b)                        26,600          768,208
Intel Corporation                                      145,500        4,255,875
Maxim Integrated Products, Inc. (b)                     10,200          450,942
Micron Technology, Inc. (b)                             58,000        2,383,800
Texas Instruments, Inc.                                 31,500          992,250
                                                                    -----------
                                                                      8,851,075

Finance - Consumer/Commercial Loans 1.0%
Household International, Inc.                           50,000        3,335,000

Finance - Investment Brokers 2.0%
Merrill Lynch & Company, Inc.                           43,000        2,547,750
Morgan Stanley, Dean Witter & Company                   65,000        4,174,950
                                                                    -----------
                                                                      6,722,700

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Finance - Mortgage & Related Services 1.4%
Federal Home Loan Mortgage Corporation                  38,600       $2,702,000
Federal National Mortgage Association                   25,500        2,171,325
                                                                     ----------
                                                                      4,873,325
Finance - Publicly Traded Investment
  Funds - Equity 0.8%
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                         23,000        2,833,830

Financial Services - Miscellaneous 1.0%
American Express Company                                25,000          970,000
Capital One Financial Corporation                       17,000        1,020,000
First Data Corporation                                  20,000        1,285,000
                                                                     ----------
                                                                      3,275,000
Food - Confectionery 0.2%
Hershey Foods Corporation                               10,000          617,100

Food - Miscellaneous Preparation 0.3%
Kraft Foods, Inc. Class A (b)                           33,500        1,038,500

Insurance - Brokers 0.6%
Marsh & McLennan Companies, Inc.                        22,000        2,222,000

Insurance - Property/Casualty/Title 1.5%
American International Group, Inc.                      41,800        3,594,800
Chubb Corporation                                       18,000        1,393,740
                                                                     ----------
                                                                      4,988,540
Leisure - Gaming 0.1%
JCC Holding Company (b)                                 34,520          172,600

Leisure - Hotels & Motels 0.2%
Starwood Hotels & Resorts Worldwide, Inc.               21,000          782,880

Leisure - Services 0.3%
The Walt Disney Company                                 35,000        1,011,150

Machinery - Construction/Mining 0.5%
Caterpillar, Inc.                                       36,000        1,801,800

Media - Books 0.8%
McGraw-Hill, Inc.                                       41,800        2,765,070

Media - Cable TV 0.9%
Comcast Corporation Class A                             67,000        2,907,800

Media - Newspapers 0.2%
Gannett Company, Inc.                                   10,000          659,000

Media - Radio/TV 1.4%
Clear Channel Communications, Inc. (b)                  38,000        2,382,600
Viacom, Inc. Class B                                    43,000        2,225,250
                                                                     ----------
                                                                      4,607,850

Medical - Drug/Diversified 1.4%
Abbott Laboratories                                     45,000        2,160,450
Johnson & Johnson                                       50,000        2,500,000
                                                                     ----------
                                                                      4,660,450

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Medical - Ethical Drugs 2.9%
American Home Products Corporation                      43,000       $2,512,920
Bristol-Myers Squibb Company                            32,000        1,673,600
Eli Lilly & Company                                      6,000          444,000
Merck & Company, Inc.                                   43,000        2,748,130
Pfizer, Inc.                                            46,500        1,862,325
Schering-Plough Corporation                             20,000          724,800
                                                                     ----------
                                                                      9,965,775
Medical - Health Maintenance
  Organizations 0.3%
UnitedHealth Group, Inc.                                14,800          913,900

Medical - Hospitals 0.3%
HCA-The Healthcare Company                              20,000          903,800

Metal Ores - Miscellaneous 0.5%
Alcan, Inc.                                             42,000        1,764,840

Oil & Gas - Drilling 0.2%
Transocean Sedco Forex, Inc.                            15,000          618,750

Oil & Gas - Field Services 0.2%
Halliburton Company                                     21,000          747,600

Oil & Gas - International Integrated 2.4%
Exxon Mobil Corporation                                 62,600        5,468,110
Royal Dutch Petroleum Company                           34,000        1,981,180
Texaco, Inc.                                             9,500          632,700
                                                                     ----------
                                                                      8,081,990
Paper & Paper Products 0.5%
International Paper Company                             43,500        1,552,950

Retail - Apparel/Shoe 0.2%
The Gap, Inc.                                           29,000          841,000

Retail - Consumer Electronics 0.1%
Best Buy Company, Inc. (b)                               8,000          508,160

Retail - Drug Stores 0.2%
Walgreen Company                                        17,000          580,550

Retail - Major Discount Chains 1.6%
Wal-Mart Stores, Inc.                                  112,000        5,465,600

Retail - Super/Mini Markets 1.0%
The Kroger Company (b)                                  57,000        1,425,000
Safeway, Inc. (b)                                       41,000        1,968,000
                                                                     ----------
                                                                      3,393,000
Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.                                    75,000        3,491,250
Lowe's Companies, Inc.                                  35,500        2,575,525
                                                                     ----------
                                                                      6,066,775
Retail/Wholesale - Computer/Cellular 0.2%
RadioShack Corporation                                  19,900          606,950

Soap & Cleaning Preparations 0.5%
The Procter & Gamble Company                            27,000        1,722,600

Telecommunications - Equipment 0.5%
Motorola, Inc.                                          54,000          894,240
Qualcomm, Inc. (b)                                      12,500          731,000
                                                                    -----------
                                                                      1,625,240
Telecommunications - Services 2.0%
AT&T Corporation                                        59,500        1,309,000
BellSouth Corporation                                   30,000        1,208,100
Qwest Communications International, Inc.                16,500          525,856
Verizon Communications, Inc.                            57,000        3,049,500
WorldCom, Inc.-WorldCom Group (b)                       48,000          718,080
                                                                    -----------
                                                                      6,810,536
Tobacco 0.7%
Philip Morris Companies, Inc.                           44,500        2,258,375

Utility - Electric Power 0.9%
Duke Energy Corporation                                 42,000        1,638,420
Exelon Corporation                                      20,562        1,318,435
                                                                    -----------
                                                                      2,956,855
-------------------------------------------------------------------------------
Total Common Stocks (Cost $156,152,127)                             201,579,394
-------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc.,
  Expire 3/01/10 (d)                                    37,000              370
GT Group Telecom, Inc.,
  Expire 2/01/10 (Acquired 1/27/00;
  Cost $143,730) (d)                                     3,000           91,038
MEDIQ, Inc., Expire 6/01/09
  (Acquired 5/21/98; Cost $0)
  (Defaulted Effective 1/24/01) (d)                      3,750               38
-------------------------------------------------------------------------------
Total Warrants (Cost $144,100)                                           91,446
-------------------------------------------------------------------------------
Preferred Stocks 0.7%
Adelphia Communications Corporation 13.00%
  Exchangeable, Series B                                 7,325          719,682
Rural Cellular Corporation 12.25% Junior
  Exchangeable                                           1,738        1,425,350
XO Communications, Inc. 14.00% Senior
  Exchangeable                                          50,523          239,985
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,771,516)                              2,385,017
-------------------------------------------------------------------------------
Corporate Bonds 20.7%
@Entertainment, Inc. Senior Discount Notes,
  Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03)                                $1,500,000          491,250
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (d)                               500,000          142,500
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08            800,000          768,000
AOL Time Warner, Inc. Notes:
  6.125%, Due 4/15/06                                1,050,000        1,051,523
  6.75%, Due 4/15/11                                 1,000,000          985,842
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08             1,650,000          998,250
Airgate PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 10/01/09
  (Rate Reset Effective 10/01/04)                    1,800,000        1,053,000
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount Notes,
  Zero %, Due 3/01/10 (Rate Reset
  Effective 3/01/03)                                 3,700,000          980,500

-------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                    Shares or
                                                    Principal          Value
                                                     Amount           (Note 2)
-------------------------------------------------------------------------------
Alamosa, Inc. Senior Notes, 12.50%,
  Due 2/01/11 (d)                                   $  600,000       $  543,000
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11 (d)                    1,000,000        1,030,000
The Allstate Corporation Notes, 7.875%,
  Due 5/01/05                                        1,260,000        1,343,640
Ameristar Casinos, Inc. Senior Subordinated
  Notes, 10.75%, Due 2/15/09                           800,000          840,000
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                  600,000          471,000
BRL Universal Equipment Corporation
  Senior Secured Notes, 8.875%,
  Due 2/15/08 (d)                                    1,200,000        1,230,000
Bank of America Corporation Subordinated
  Notes, 7.40%, Due 1/15/11                            970,000        1,009,607
Burlington Northern Santa Fe Corporation
  Notes, 6.75%, Due 7/15/11                          1,000,000          985,748
Cendant Corporation Notes, 7.75%,
  Due 12/01/03                                       2,000,000        2,037,140
Comcast Cable Communications, Inc.
  Senior Notes, 6.20%, Due 11/15/08                  2,375,000        2,294,609
Continental Airlines Pass-Thru Trusts
  Certificates, Series 2001-1,
  Class A-1, 6.703%, Due 6/15/21                     1,005,000          979,639
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #00001, 7.375%, Due 9/15/06                  960,000          993,627
DaimlerChrysler North America Holding
  Corporation Notes, 7.75%, Due 1/18/11              1,040,000        1,071,977
Duke Energy Field Services LLC Notes,
  7.875%, Due 8/16/10                                1,550,000        1,628,270
ESAT Telecom Group PLC Senior Yankee
  Notes, Series B, 11.875%, Due 12/01/08             3,100,000        3,610,945
ekabel Hessen GmbH Senior Yankee Notes,
  14.50%, Due 9/01/10 (d)                            1,000,000          775,000
El Paso Corporation Senior Notes, 7.00%,
  Due 5/15/11                                        1,170,000        1,128,252
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10            2,000,000        1,710,000
Florida Power & Light Company First
  Mortgage Notes, 6.875%, Due 12/01/05               2,045,000        2,116,610
Ford Motor Credit Company Notes, 6.875%,
  Due 2/01/06                                          960,000          973,517
GT Group Telecom, Inc. Senior Yankee
  Discount Notes, Zero %, Due 2/01/10
  (Rate Reset Effective 2/01/05)                     3,000,000          960,000
General Electric Capital Corporation
  Medium-Term Notes, Series A, 7.25%,
  Due 5/03/04                                        2,185,000        2,310,358
General Motors Acceptance Corporation
  Notes, 7.625%, Due 6/15/04                         2,310,000        2,425,726
Global Crossing Holdings, Ltd. Senior
  Yankee Notes, 8.70%, Due 8/01/07                     800,000          612,000
Graham Packaging Holdings Company/
  GPC Capital Corporation I Senior
  Subordinated Notes, Series B, 8.75%,
  Due 1/15/08                                          700,000          563,500
Gulf Canada Resources, Ltd. Yankee Notes,
  7.125%, Due 1/15/11                                1,155,000        1,186,266
Hyperion Telecommunications, Inc. Senior
  Discount Notes, 13.00%, Due 4/15/03                1,300,000          955,500
IMC Global, Inc. Senior Notes, 11.25%,
  Due 6/01/11 (d)                                      700,000          700,000
J.P. Morgan Chase & Company Subordinated
  Notes, 6.75%, Due 2/01/11                          1,240,000        1,243,897
Jazz Casino Company LLC Floating Rate
  Senior Notes, 6.54%, Due 3/30/08                     135,127          114,858
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                  600,000          606,000
Kinder Morgan Energy Partners LP Notes,
  6.75%, Due 3/15/11                                 1,000,000          985,987
Levi Strauss & Company Senior Notes,
  11.625%, Due 1/15/08                                 900,000          814,500
MEDIQ, Inc. Senior Discount Debentures,
  Zero %, Due 6/01/09 (Rate Reset Effective
  6/01/03) (Defaulted Effective 1/24/01)             3,750,000                4
MetroNet Communications Corporation
  Senior Yankee Notes, 10.625%, Due 11/01/08           800,000          879,176
MidAmerican Energy Holdings Company
  Senior Notes, 7.23%, Due 9/15/05                   2,000,000        2,040,268
NTL, Inc. Senior Notes, Series A, 12.75%,
  Due 4/15/05                                          800,000          580,000
National Rural Utilities Cooperative Finance
  Corporation Collateral Trust Bonds, 6.00%,
  Due 5/15/06                                        1,045,000        1,050,503
Ono Finance PLC Yankee Units, 14.00%,
  Due 2/15/11 (d)                                    1,000,000          855,000
Orbital Imaging Corporation Senior Notes,
  Series D, 11.625%, Due 3/01/05
  (Defaulted Effective 2/15/01)                      2,000,000          190,000
Perry-Judds, Inc. Senior Subordinated Notes,
  10.625%, Due 12/15/07                              2,000,000        1,810,000
Progress Energy, Inc. Senior Notes, 6.75%,
  Due 3/01/06                                        1,760,000        1,790,594
R&B Falcon Corporation Senior Notes,
  Series B, 6.95%, Due 4/15/08                         755,000          758,583
Rhythms NetConnections, Inc. Senior Notes,
  Series B, 14.00%, Due 2/15/10
  (Defaulted Effective 3/23/01)                      3,000,000          105,000
SBA Communications Corporation Senior
  Notes, 10.25%, Due 2/01/09                         1,000,000          920,000
Safeway, Inc. Notes, 6.15%, Due 3/01/06              1,000,000          995,501
Salomon Smith Barney Holdings, Inc.
  Senior Notes, 5.875%, Due 3/15/06                  1,010,000        1,004,626
Spectrasite Holdings, Inc. Senior Discount
  Notes, Series B, Zero %, Due 3/15/10
  (Rate Reset Effective 3/15/05)                     2,250,000          956,250
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                          990,000          979,173
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                        300,000          304,500
Tri-State Outdoor Media Group, Inc.
  Senior Notes, 11.00%, Due 5/15/08                    620,000          468,100
Tyco International Group SA Guaranteed
  Yankee Notes, 6.375%, Due 2/15/06                  1,045,000        1,055,492
United Air Lines Pass-Thru Trusts
  Certificates, Series 2000-2, Class A-2, 7.186%,
  Due 4/01/11                                        2,055,000        2,095,740
United Rentals North America, Inc.
  Senior Notes, 10.75%, Due 4/15/08 (d)                425,000          442,000
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Secured Mortgage Notes, 12.25%,
  Due 11/15/04                                         900,000          967,500
Verizon Global Funding Corporation
  Medium-Term Notes, Tranche #00072, 7.60%,
  Due 3/15/07                                          785,000          827,246

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------

Williams Communications Group, Inc.
  Senior Notes, 11.875%, Due 8/01/10                $1,360,000      $   571,200
WorldCom, Inc. Notes, 7.875%, Due 5/15/03            1,260,000        1,307,600
XO Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                                1,000,000          325,000
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $80,477,468)                             70,001,094
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 6.4%
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru
  Certificates:
  Series 1995-MD4, Class A-1, 7.10%,
  Due 8/13/29                                        1,885,276        1,959,099
  Series 1996-MD6, Class A-1B, 6.88%,
  Due 11/13/26                                       2,035,000        2,094,466
Chase Funding Loan Acquisition Trust
  Mortgage Loan Asset-Backed Certificates,
  Series 2001-C2, Class IA1, 3.87%,
  Due 8/25/14                                        1,825,000        1,825,000
Chase Mortgage Finance Corporation
  Mortgage Pass-Thru Certificates,
  Series 1990-G, Class A-Z1, 9.50%,
  Due 12/25/21                                          92,144           92,144
Community Program Loan Trust Bonds,
  Series 1987, Class A-4, 4.50%,
  Due 10/01/18                                       3,104,413        2,847,826
Ford Credit Auto Owner Trust Asset-Backed
  Notes, Series 2000-A, Class A-5, 7.19%,
  Due 3/15/04                                        1,505,000        1,567,760
Holmes Financing Number 1 PLC Floating
  Rate Notes, Series 1, Class 1A, 4.90%,
  Due 7/15/05                                          750,000          750,473
Metris Master Trust Floating Rate
  Asset-Backed Securities, Series 2000-2,
  Class A, 4.0913%, Due 1/22/07                      2,520,000        2,523,637
PSE&G Transition Funding LLC Transition
  Bonds, Series 2001-1, Class A-2, 5.74%,
  Due 3/15/07                                        2,750,000        2,786,108
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B-2, 13.442%,
  Due 11/30/14 (Acquired 10/05/99;
  Cost $2,000,000) (d)                               2,000,000        1,805,620
Topsail CBO, Ltd. Subordinated Bonds,
  Series 1A, Class C, 10.90%, Due 4/23/13 (d)          750,000          688,200
Volkswagen Credit Auto Master Owner
  Trust Floating Rate Loan-Backed Notes,
  Series 2000-1, Class A, 4.0363%,
  Due 8/20/07                                        2,520,000        2,526,003
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $21,623,477)                         21,466,336
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 8.9%
FHLMC Adjustable Rate Mortgage
  Participation Certificates, 7.806%,
  Due 8/01/25                                          748,116          778,576
FHLMC Guaranteed Pass-Thru Certificates:
  7.50%, Due 10/15/29 (f)                            1,250,000        1,275,200
  9.50%, Due 1/01/06                                     7,394            7,598
  10.25%, Due 3/01/15                                   84,132           91,965
  10.50%, Due 1/01/16                                    9,971           10,990
FHLMC Notes, 6.00%, Due 6/15/11                      3,300,000        3,262,014
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Certificates:
  5.845%, Due 10/25/22                                 544,696          551,255
  7.922%, Due 7/01/26                                4,073,234        4,235,565
FNMA Notes:
  5.25%, Due 6/15/06                                 2,505,000        2,473,878
  6.75%, Due 8/15/02                                 1,975,000        2,032,097
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                  758,662          787,062
  9.00%, Due 12/15/17                                2,760,394        2,992,433
United States Treasury Notes:
  4.625%, Due 5/15/06                                6,215,000        6,131,489
  5.00%, Due 2/15/11                                 3,540,000        3,435,995
  6.125%, Due 8/15/07                                1,980,000        2,079,432
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $30,003,731)                                   30,145,549
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.8%
Corporate Notes 1.1%
Niagara Mohawk Power Corporation Senior
  Notes, Series C, 7.125%, Due 7/01/01               3,780,488        3,780,488

Repurchase Agreements 1.5%
Barclays Capital, Inc. (Dated 6/29/01), 3.95%,
  Due 7/02/01 (Repurchase proceeds
  $3,701,218); Collateralized by: United States
  Treasury Notes (e)                                 3,700,000        3,700,000
State Street Bank (Date 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $1,130,630); Collateralized by: United States
  Government & Agency Issues (e)                     1,130,300        1,130,300
                                                                   ------------
                                                                      4,830,300
United States Government Issues 0.2%
United States Treasury Bills, Due 8/02/01
  thru 8/30/01 (c)                                     755,000          752,706
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $9,351,662)                        9,363,494
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $302,524,081) 99.1%           335,032,330
Other Assets and Liabilities, Net 0.9%                                3,032,499
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $338,064,829
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                      Underlying
                                        Expiration   Face Amount    Unrealized
                                           Date        at Value    Appreciation
-------------------------------------------------------------------------------
Purchased:
 5 Five-Year U.S. Treasury Notes           9/01      $   514,180     $  2,518
 8 Ten-Year U.S. Treasury Notes            9/01        4,095,313        7,415
20 Two-Year U.S. Treasury Notes            9/01          817,500        6,591

Sold:
35 S&P 500 Index                           9/01       10,970,313      192,938


                           STRONG BALANCED STOCK FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 60.3%
Auto Manufacturers - Domestic 2.4%
General Motors Corporation                               2,000         $128,700

-------------------------------------------------------------------------------
                     STRONG BALANCED STOCK FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
-------------------------------------------------------------------------------
Auto/Truck - Original Equipment 3.1%
Borg-Warner Automotive, Inc.                             1,800         $ 89,316
Superior Industries International, Inc.                  2,000           76,600
                                                                       --------
                                                                        165,916
Banks - Money Center 3.0%
Bank of America Corporation                              1,600           96,048
J.P. Morgan Chase & Company                              1,500           66,900
                                                                       --------
                                                                        162,948
Banks - Super Regional 1.2%
Mellon Financial Corporation                             1,370           63,020

Building - Cement/Concrete/Aggregate 1.6%
Lafarge Corporation                                      2,500           83,775

Building - Construction Products/
  Miscellaneous 1.6%
Royal Group Technologies, Ltd. (b)                       4,800           88,032

Building - Maintenance & Services 1.1%
ABM Industries, Inc.                                     1,600           59,600

Chemicals - Specialty 1.0%
Solutia, Inc.                                            4,200           53,550

Electronics - Laser Systems/Component 1.6%
Coherent, Inc. (b)                                       2,320           83,914

Electronics - Semiconductor Equipment 1.0%
Veeco Instruments, Inc. (b)                              1,300           51,675

Finance - Investment Management 1.6%
Franklin Resources, Inc.                                 1,900           86,963

Household - Appliances 1.4%
Maytag Corporation                                       2,500           73,150

Insurance - Property/Casualty/Title 5.3%
Chubb Corporation                                        1,100           85,172
Mercury General Corporation                              3,150          110,156
PartnerRe, Ltd.                                          1,600           88,640
                                                                       --------
                                                                        283,968
Leisure - Gaming 0.7%
Harrah's Entertainment, Inc. (b)                         1,100           38,830

Medical - Ethical Drugs 3.5%
Bristol-Myers Squibb Company                             1,190           62,237
ICN Pharmaceuticals, Inc.                                1,500           47,580
Schering-Plough Corporation                              2,150           77,916
                                                                       --------
                                                                        187,733
Medical - Products 1.3%
Pall Corporation                                         3,000           70,590

Medical/Dental - Services 2.4%
Omnicare, Inc.                                           6,400          129,280

Metal Ores - Gold/Silver 1.3%
Newmont Mining Company                                   3,710           69,043

Oil & Gas - Drilling 1.1%
Helmerich & Payne, Inc.                                  1,950           60,099

Oil & Gas - Field Services 4.5%
Global Industries, Ltd. (b)                              4,600           57,362
Key Energy Services, Inc. (b)                            5,920           64,173
Petroleum Geo-Services ASA Sponsored ADR (b)             7,100           71,781
Schlumberger, Ltd.                                         900           47,385
                                                                     ----------
                                                                        240,701
Oil & Gas - International Integrated 2.8%
Conoco, Inc. Class A                                     2,500           70,500
Petroleo Brasileiro SA Petrobras Sponsored ADR           3,000           78,000
                                                                     ----------
                                                                        148,500
Oil & Gas - United States Exploration &
  Production 4.2%
Forest Oil Corporation (b)                               3,160           88,480
Noble Affiliates, Inc.                                   2,290           80,952
Stone Energy Corporation (b)                             1,190           52,717
                                                                     ----------
                                                                        222,149
Retail - Department Stores 2.6%
Family Dollar Stores, Inc.                               3,050           78,172
May Department Stores Company                            1,700           58,242
                                                                     ----------
                                                                        136,414
Retail/Wholesale - Office Supplies 1.3%
Office Depot, Inc. (b)                                   6,900           71,622

Steel - Specialty Alloys 1.1%
UCAR International, Inc. (b)                             4,900           58,555

Telecommunications - Equipment 0.8%
ECI Telecom, Ltd.                                        8,550           42,750

Telecommunications - Services 3.9%
ALLTEL Corporation                                       1,250           76,575
Montana Power Company                                    7,860           91,176
WorldCom, Inc.-WorldCom Group (b)                        2,900           43,384
                                                                     ----------
                                                                        211,135
Transportation - Rail 1.7%
Canadian National Railway Company                        2,200           89,100

Trucks & Parts - Heavy Duty 1.2%
Dana Corporation                                         2,700           63,018
-------------------------------------------------------------------------------
Total Common Stocks (Cost $3,145,337)                                 3,224,730
-------------------------------------------------------------------------------
United States Government Issues 18.5%
United States Treasury Notes:
  5.25%, Due 8/15/03                                  $340,000          346,210
  5.75%, Due 11/15/05                                  200,000          206,025
  6.625%, Due 5/15/07                                  410,000          440,606
-------------------------------------------------------------------------------
Total United States Government Issues (Cost $975,686)                   992,841
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.8%
Repurchase Agreements 11.5%
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds $400,133);
  Collateralized by: United States
  Government & Agency Issues (e)                       400,000          400,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $215,363);
  Collateralized by: United States
  Government & Agency Issues (e)                       215,300          215,300
                                                                     ----------
                                                                        615,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                     STRONG BALANCED STOCK FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
United States Government Issues 9.3%
United States Treasury Notes:
  6.25%, Due 1/31/02                                  $390,000       $  395,635
  6.50%, Due 8/31/01                                   100,000          100,493
                                                                     ----------
                                                                        496,128
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,106,649)                        1,111,428
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $5,227,672) 99.6%               5,328,999
Other Assets and Liabilities, Net 0.4%                                   21,273
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $5,350,272
===============================================================================

                               STRONG ENERGY FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 88.0%
Chemicals - Specialty 0.6%
Engelhard Corporation                                    5,000       $  128,950

Energy - Other 2.0%
Covanta Energy Corporation (b)                          15,000          276,900
FuelCell Energy, Inc. (b)                                5,000          115,450
                                                                     ----------
                                                                        392,350
Oil & Gas - Canadian Exploration &
  Production 8.3%
Gulf Canada Resources, Ltd. ADR (b)                    107,000          866,700
PetroQuest Energy, Inc. (b)                             15,000          105,000
Talisman Energy, Inc.                                   17,500          666,575
                                                                     ----------
                                                                      1,638,275
Oil & Gas - Drilling 7.1%
ENSCO International, Inc.                               10,000          234,000
Nabors Industries, Inc. (b)                              4,500          167,400
Rowan Companies, Inc. (b)                               19,000          419,900
Transocean Sedco Forex, Inc.                            14,000          577,500
                                                                     ----------
                                                                      1,398,800
Oil & Gas - Field Services 3.0%
Halliburton Company                                     17,000          605,200

Oil & Gas - International Integrated 15.5%
Chevron Corporation                                     11,000          995,500
Conoco, Inc. Class A                                    16,000          451,200
Exxon Mobil Corporation                                 11,000          960,850
Royal Dutch Petroleum Company                           11,500          670,105
                                                                     ----------
                                                                      3,077,655
Oil & Gas - International Specialty 2.2%
Murphy Oil Corporation                                   6,000          441,600

Oil & Gas - Machinery/Equipment 11.1%
Cooper Cameron Corporation (b)                          10,000          558,000
Dril-Quip, Inc. (b)                                     14,000          301,420
FMC Technologies, Inc. (b)                               5,100          105,315
Grant Prideco, Inc. (b)                                 11,500          201,135
National-Oilwell, Inc. (b)                              16,000          428,800
Smith International, Inc. (b)                            4,000          239,600
Weatherford International, Inc. (b)                      7,500          360,000
                                                                     ----------
                                                                      2,194,270
Oil & Gas - Production/Pipeline 6.3%
Dynegy, Inc.                                             5,000          227,500
El Paso Corporation                                      9,650          507,011
Enron Corporation                                        2,400          117,600
Western Gas Resources, Inc.                             12,500          407,500
                                                                     ----------
                                                                      1,259,611
Oil & Gas - Refining/Marketing 0.1%
Syntroleum Corporation (b)                               2,500           22,725

Oil & Gas - United States Exploration &
  Production 16.7%
Anadarko Petroleum Corporation                           7,000          378,210
Apache Corporation                                       8,000          406,000
Devon Energy Corporation                                 6,000          315,000
EOG Resources, Inc.                                      9,000          319,950
Noble Affiliates, Inc.                                  17,000          600,950
Ocean Energy, Inc.                                      36,000          628,200
Plains Resources, Inc. (b)                              10,000          240,000
Spinnaker Exploration Company (b)                       10,500          418,530
                                                                     ----------
                                                                      3,306,840
Oil & Gas - United States Integrated 5.5%
Amerada Hess Corporation                                 5,000          404,000
USX-Marathon Group                                      23,200          684,632
                                                                     ----------
                                                                      1,088,632
Utility - Electric Power 4.1%
Arch Coal, Inc.                                         10,000          258,700
CMS Energy Corporation                                  20,000          557,000
                                                                     ----------
                                                                        815,700
Utility - Gas Distribution 5.5%
Equitable Resources, Inc.                               12,000          399,720
ONEOK, Inc.                                             23,000          453,100
Questar Corporation                                     10,000          247,600
                                                                     ----------
                                                                      1,100,420
-------------------------------------------------------------------------------
Total Common Stocks (Cost $16,008,375)                               17,471,028
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds $1,700,564);
  Collateralized by: United States Government &
  Agency Issues (e)                                $1,700,000         1,700,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $588,472);
  Collateralized by: United States Government &
  Agency Issues (e)                                   588,300           588,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,288,300)                        2,288,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $18,296,675) 99.5%             19,759,328
Other Assets and Liabilities, Net 0.5%                                   92,986
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $19,852,314
===============================================================================

                             STRONG BLUE CHIP FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.7%
Aerospace - Defense 3.7%
The Boeing Company                                     275,100      $15,295,560

Banks - Money Center 4.8%
Citigroup, Inc.                                        367,666       19,427,471

Computer - Manufacturers 6.8%
International Business Machines Corporation            158,900       17,955,700
Sun Microsystems, Inc. (b)                             619,900        9,744,828
                                                                    -----------
                                                                     27,700,528

-------------------------------------------------------------------------------
                        STRONG BLUE CHIP FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Computer Software - Desktop 5.2%
Microsoft Corporation (b)                              290,600      $21,097,560

Computer Software - Enterprise 3.1%
VERITAS Software Corporation (b)                       187,500       12,474,375

Diversified Operations 7.4%
AOL Time Warner, Inc. (b)                              335,250       17,768,250
Minnesota Mining & Manufacturing Company               108,000       12,322,800
                                                                    -----------
                                                                     30,091,050
Electrical - Equipment 3.6%
General Electric Company                               299,000       14,576,250

Electronics - Semiconductor Equipment 3.6%
Applied Materials, Inc. (b)                            299,400       14,700,540

Electronics - Semiconductor
  Manufacturing 8.4%
Intel Corporation                                      343,000       10,032,750
Micron Technology, Inc. (b)                            323,100       13,279,410
Texas Instruments, Inc.                                352,300       11,097,450
                                                                    -----------
                                                                     34,409,610
Finance - Consumer/Commercial Loans 3.2%
Household International, Inc.                          194,900       12,999,830

Finance - Investment Brokers 1.9%
Merrill Lynch & Company, Inc.                          129,000        7,643,250

Finance - Mortgage & Related Services 2.1%
Federal Home Loan Mortgage Corporation                 120,300        8,421,000

Finance - Savings & Loan 4.5%
Washington Mutual, Inc.                                487,300       18,298,115

Financial Services - Miscellaneous 1.9%
MBNA Corporation                                       235,400        7,756,430

Insurance - Property/Casualty/Title 2.1%
American International Group, Inc.                     101,262        8,708,532

Media - Cable TV 3.5%
Comcast Corporation Class A (b)                        328,300       14,248,220

Medical - Biomedical/Genetics 3.8%
Amgen, Inc. (b)                                        256,600       15,570,488

Medical - Drug/Diversified 3.2%
Johnson & Johnson                                      264,000       13,200,000

Medical - Ethical Drugs 3.7%
Eli Lilly & Company                                     99,900        7,392,600
Pfizer, Inc.                                           196,700        7,877,835
                                                                    -----------
                                                                     15,270,435
Medical - Wholesale Drugs/Sundries 3.1%
Cardinal Health, Inc.                                  182,300       12,578,700

Metal Ores - Miscellaneous 4.1%
Alcoa, Inc.                                            424,600       16,729,240

Oil & Gas - Drilling 1.8%
Transocean Sedco Forex, Inc.                           181,400        7,482,750

Oil & Gas - Production/Pipeline 1.0%
Dynegy, Inc.                                            91,000        4,140,500

Retail - Major Discount Chains 4.2%
Target Corporation                                     377,000       13,044,200
Wal-Mart Stores, Inc.                                   85,900        4,191,920
                                                                   ------------
                                                                     17,236,120
Retail - Restaurants 1.0%
McDonald's Corporation                                 144,300        3,904,758

Retail/Wholesale - Building Products 5.0%
The Home Depot, Inc.                                   253,400       11,795,770
Lowe's Companies, Inc.                                 118,100        8,568,155
                                                                   ------------
                                                                     20,363,925
Utility - Electric Power 1.0%
Duke Energy Corporation                                103,900        4,053,139
-------------------------------------------------------------------------------
Total Common Stocks (Cost $388,331,551)                             398,378,376
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds
  $17,505,804); Collateralized by: United
  States Government & Agency Issues (e)            $17,500,000       17,500,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $1,588,163); Collateralized by: United
  States Government & Agency Issues (e)              1,587,700        1,587,700
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,087,700)                      19,087,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $407,419,251) 102.4%          417,466,076
Other Assets and Liabilities, Net (2.4%)                             (9,874,461)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $407,591,615
===============================================================================

                         STRONG GROWTH AND INCOME FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.2%
Aerospace - Defense  1.7%
The Boeing Company                                     177,000      $ 9,841,200
General Dynamics Corporation                            61,000        4,746,410
Lockheed Martin Corporation                             71,000        2,630,550
                                                                    -----------
                                                                     17,218,160
Aerospace - Defense Equipment 1.3%
United Technologies Corporation                        180,000       13,186,800

Auto Manufacturers - Domestic 0.5%
General Motors Corporation                              75,000        4,826,250

Auto/Truck - Original Equipment 0.2%
Delphi Automotive Systems Corporation                  141,000        2,246,130

Banks - Money Center 8.3%
Bank of America Corporation                            369,000       22,151,070
The Bank of New York Company, Inc.                     166,000        7,968,000
Citigroup, Inc.                                        747,500       39,497,900
J.P. Morgan Chase & Company                            323,000       14,405,800
                                                                    -----------
                                                                     84,022,770

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------

Banks - Super Regional 1.3%
FleetBoston Financial Corporation                      173,000      $ 6,824,850
Northern Trust Company                                  95,000        5,937,500
                                                                    -----------
                                                                     12,762,350
Beverages - Alcoholic 0.9%
Anheuser-Busch Companies, Inc.                         222,000        9,146,400

Beverages - Soft Drinks 1.6%
The Coca-Cola Company                                  230,000       10,350,000
PepsiCo, Inc.                                          137,000        6,055,400
                                                                    -----------
                                                                     16,405,400
Building - Construction Products/
  Miscellaneous 0.5%
Masco Corporation                                      198,000        4,942,080

Chemicals - Basic 0.8%
The Dow Chemical Company                               256,000        8,512,000

Chemicals - Specialty 0.8%
Air Products & Chemicals, Inc.                         170,300        7,791,225

Computer - Local Networks 1.6%
Brocade Communications Systems, Inc. (b)                60,000        2,639,400
Cisco Systems, Inc. (b)                                738,000       13,431,600
                                                                    -----------
                                                                     16,071,000
Computer - Manufacturers 4.4%
Apple Computer, Inc. (b)                               218,000        5,068,500
Compaq Computer Corporation                            155,000        2,400,950
Dell Computer Corporation (b)                          267,000        6,928,650
Hewlett-Packard Company                                188,000        5,376,800
International Business Machines Corporation            182,000       20,566,000
Sun Microsystems, Inc. (b)                             282,000        4,433,040
                                                                    -----------
                                                                     44,773,940
Computer - Memory Devices 0.4%
EMC Corporation (b)                                    156,000        4,531,800

Computer - Services 1.1%
Electronic Data Systems Corporation                    177,200       11,075,000

Computer Software - Desktop 4.0%
Microsoft Corporation (b)                              554,000       40,220,400

Computer Software - Enterprise 1.7%
Oracle Systems Corporation (b)                         574,000       10,906,000
Siebel Systems, Inc. (b)                                50,000        2,345,000
VERITAS Software Corporation (b)                        56,000        3,725,680
                                                                    -----------
                                                                     16,976,680
Diversified Operations 6.1%
AOL Time Warner, Inc. (b)                              412,000       21,836,000
E.I. Du Pont de Nemours & Company                       86,000        4,148,640
Minnesota Mining & Manufacturing Company               109,500       12,493,950
Pharmacia Corporation                                  126,000        5,789,700
Tyco International, Ltd.                               320,000       17,440,000
                                                                    -----------
                                                                     61,708,290
Electrical - Equipment 5.7%
Emerson Electric Company                               140,000        8,470,000
General Electric Company                             1,020,000       49,725,000
                                                                    -----------
                                                                     58,195,000
Electronics - Semiconductor Equipment 1.5%
Applied Materials, Inc. (b)                             91,600        4,497,560
KLA-Tencor Corporation (b)                              45,000        2,631,150
Novellus Systems, Inc. (b)                             152,000        8,632,080
                                                                    -----------
                                                                     15,760,790
Electronics - Semiconductor
  Manufacturing 4.4%
Advanced Micro Devices, Inc. (b)                       138,000        3,985,440
Intel Corporation                                      727,000       21,264,750
Maxim Integrated Products, Inc. (b)                     51,000        2,254,710
Micron Technology, Inc. (b)                            290,000       11,919,000
Texas Instruments, Inc.                                159,000        5,008,500
                                                                    -----------
                                                                     44,432,400
Finance - Consumer/Commercial Loans 1.7%
Household International, Inc.                          252,000       16,808,400

Finance - Investment Brokers 3.4%
Merrill Lynch & Company, Inc.                          218,000       12,916,500
Morgan Stanley, Dean Witter & Company                  338,000       21,709,740
                                                                    -----------
                                                                     34,626,240
Finance - Mortgage & Related Services 1.3%
Federal Home Loan Mortgage Corporation                 195,200       13,664,000

Financial Services - Miscellaneous 1.6%
American Express Company                               127,000        4,927,600
Capital One Financial Corporation                       91,000        5,460,000
First Data Corporation                                  92,000        5,911,000
                                                                    -----------
                                                                     16,298,600
Food - Confectionery 0.3%
Hershey Foods Corporation                               51,000        3,147,210

Food - Miscellaneous Preparation 0.5%
Kraft Foods, Inc. Class A (b)                          168,900        5,235,900

Insurance - Brokers 1.1%
Marsh & McLennan Companies, Inc.                       109,000       11,009,000

Insurance - Property/Casualty/Title 2.1%
American International Group, Inc.                     214,500       18,447,000
Chubb Corporation                                       36,000        2,787,480
                                                                    -----------
                                                                     21,234,480
Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.              108,000        4,026,240

Leisure - Services 0.5%
The Walt Disney Company                                183,000        5,286,870

Machinery - Construction/Mining 0.9%
Caterpillar, Inc.                                      179,000        8,958,950

Media - Books 0.7%
McGraw-Hill, Inc.                                      104,000        6,879,600

Media - Cable TV 1.4%
Comcast Corporation Class A (b)                        332,000       14,408,800

Media - Newspapers 0.4%
Gannett Company, Inc.                                   55,000        3,624,500

Media - Radio/TV 1.7%
Clear Channel Communications, Inc. (b)                 190,000       11,913,000
Viacom, Inc. Class B (b)                               105,000        5,433,750
                                                                    -----------
                                                                     17,346,750
Medical - Drug/Diversified 2.4%
Abbott Laboratories                                    224,000       10,754,240
Johnson & Johnson                                      278,000       13,900,000
                                                                    -----------
                                                                     24,654,240

-------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------

Medical - Ethical Drugs 6.4%
American Home Products Corporation                     218,000      $12,739,920
Bristol-Myers Squibb Company                           166,000        8,681,800
Eli Lilly & Company                                     32,000        2,368,000
Merck & Company, Inc.                                  212,000       13,548,920
Pfizer, Inc.                                           598,000       23,949,900
Schering-Plough Corporation                            103,000        3,732,720
                                                                    -----------
                                                                     65,021,260
Medical - Health Maintenance
  Organizations 0.5%
UnitedHealth Group, Inc.                                75,000        4,631,250

Medical - Hospitals 0.5%
HCA-The Healthcare Company                             102,000        4,609,380

Medical - Products 0.6%
Baxter International, Inc.                             134,000        6,566,000

Metal Ores - Miscellaneous 0.9%
Alcan, Inc.                                            210,500        8,845,210

Oil & Gas - Drilling 0.3%
Transocean Sedco Forex, Inc.                            73,000        3,011,250

Oil & Gas - Field Services 0.4%
Halliburton Company                                    105,000        3,738,000

Oil & Gas - International Integrated 4.1%
Exxon Mobil Corporation                                330,700       28,886,645
Royal Dutch Petroleum Company                          173,000       10,080,710
Texaco, Inc.                                            49,000        3,263,400
                                                                    -----------
                                                                     42,230,755
Paper & Paper Products 0.8%
International Paper Company                            225,000        8,032,500

Retail - Apparel/Shoe 0.4%
The Gap, Inc.                                          154,000        4,466,000

Retail - Consumer Electronics 0.2%
Best Buy Company, Inc. (b)                              40,000        2,540,800

Retail - Drug Stores 0.3%
Walgreen Company                                        85,000        2,902,750

Retail - Major Discount Chains 3.8%
Target Corporation                                     323,000       11,175,800
Wal-Mart Stores, Inc.                                  566,000       27,620,800
                                                                    -----------
                                                                     38,796,600
Retail - Super/Mini Markets 1.0%
The Kroger Company (b)                                 302,000        7,550,000
Safeway, Inc. (b)                                       57,000        2,736,000
                                                                    -----------
                                                                     10,286,000
Retail/Wholesale - Building Products 2.4%
The Home Depot, Inc.                                   278,000       12,940,900
Lowe's Companies, Inc.                                 153,200       11,114,660
                                                                    -----------
                                                                     24,055,560
Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                           143,000        9,123,400

Telecommunications - Equipment 0.8%
Motorola, Inc.                                         270,000        4,471,200
Qualcomm, Inc. (b)                                      64,900        3,795,352
                                                                    -----------
                                                                      8,266,552
Telecommunications - Services 3.4%
AT&T Corporation                                       312,400        6,872,800
BellSouth Corporation                                  155,000        6,241,850
Qwest Communications International, Inc.                81,500        2,597,405
Verizon Communications, Inc.                           289,000       15,461,500
WorldCom, Inc.-WorldCom Group (b)                      248,000        3,710,080
                                                                 --------------
                                                                     34,883,635

Tobacco 1.1%
Philip Morris Companies, Inc.                          224,000       11,368,000

Utility - Electric Power 1.2%
Duke Energy Corporation                                325,000       12,678,250
--------------------------------------------------------------------------------
Total Common Stocks (Cost $849,555,797)                           1,008,067,797
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.3%
Repurchase Agreements
Barclays Capital, Inc. (Dated 6/29/01), 3.95%,
  Due 7/02/01 (Repurchase proceeds
  $1,500,494); Collateralized by: United States
  Treasury Notes (e)                                $1,500,000        1,500,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $1,887,850); Collateralized by: United States
  Government & Agency Issues (e)                     1,887,300        1,887,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,387,300)                        3,387,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $852,943,097) 99.5%         1,011,455,097
Other Assets and Liabilities, Net 0.5%                                5,460,201
--------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,016,915,298
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                      (In Thousands, Except Per Share Amounts)

                                                           Strong American  Strong Balanced  Strong Balanced    Strong
                                                           Utilities Fund        Fund          Stock Fund     Energy Fund
                                                           ---------------  ---------------  ---------------  -----------
                                                                                                (Note 1)       (Note 1)
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $16,745, $5,583,
    $616 and $2,288, respectively)
    (Cost of $238,375, $302,524, $5,228 and
    $18,297, respectively)                                    $285,428         $335,032          $5,329         $19,759
  Receivable for Securities Sold                                 1,455            4,094              --             195
  Receivable for Fund Shares Sold                                  359               --               1              26
  Dividends and Interest Receivable                                610            2,224              28               6
  Paydown Receivable                                                --               16              --              --
  Other Assets                                                      35               19              12               7
                                                              --------         --------          ------         -------
  Total Assets                                                 287,887          341,385           5,370          19,993

Liabilities:
  Payable for Securities Purchased                               1,194            3,127              12             116
  Payable for Fund Shares Redeemed                                 121               34              --               7
  Variation Margin Payable                                          --               46              --              --
  Accrued Operating Expenses and Other Liabilities                  91              113               8              18
                                                              --------         --------          ------         -------
  Total Liabilities                                              1,406            3,320              20             141
                                                              --------         --------          ------         -------
Net Assets                                                    $286,481         $338,065          $5,350         $19,852
                                                              ========         ========          ======         =======
Net Assets Consist of:
  Capital  Stock (par value and paid-in capital)              $233,674         $321,449          $5,256         $19,211
  Accumulated Net Investment Income (Loss)                         (22)             217              11             (16)
  Accumulated Net Realized Gain (Loss)                           5,776          (16,319)            (18)           (805)
  Net Unrealized Appreciation                                   47,053           32,718             101           1,462
                                                              --------         --------          ------         -------
  Net Assets                                                  $286,481         $338,065          $5,350         $19,852
                                                              ========         ========          ======         =======
Capital Shares Outstanding (Unlimited Number Authorized)        17,246           16,875             484           1,692

Net Asset Value Per Share                                       $16.61           $20.03          $11.05          $11.73
                                                                ======           ======          ======          ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                            (In Thousands, Except As Noted)

                                                                      Strong Blue
                                                                       Chip Fund
                                                                      -----------
                                                                       (Note 1)

Assets:
  Investments in Securities, at Value (Cost of $407,419)                 $417,466
  Receivable for Securities Sold                                            4,449
  Receivable for Fund Shares Sold                                              37
  Dividends and Interest Receivable                                            82
  Other Assets                                                                 37
                                                                         --------
  Total Assets                                                            422,071

Liabilities:
  Payable for Securities Purchased                                          8,300
  Payable for Fund Shares Redeemed                                          5,968
  Accrued Operating Expenses and Other Liabilities                            211
                                                                         --------
  Total Liabilities                                                        14,479
                                                                         --------
Net Assets                                                               $407,592
                                                                         ========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                          $472,511
  Accumulated Net Investment Loss                                            (915)
  Accumulated Net Realized Loss                                           (74,051)
  Net Unrealized Appreciation                                              10,047
                                                                         --------
  Net Assets                                                             $407,592
                                                                         ========

Investor Class ($ and shares in full)
  Net Assets                                                         $401,362,843
  Capital Shares Outstanding (Unlimited Number Authorized)             28,813,210

Net Asset Value Per Share                                                  $13.93
                                                                           ======

Advisor Class ($ and shares in full)
  Net Assets                                                           $6,228,771
  Capital Shares Outstanding (Unlimited Number Authorized)                448,087

Net Asset Value Per Share                                                  $13.90
                                                                           ======

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


                                                            (In Thousands, Except As Noted)

                                                                     Strong Growth
                                                                    and Income Fund
                                                                    ---------------

Assets:
  Investments in Securities, at Value (Cost of $852,943)               $1,011,455
  Receivable for Securities Sold                                           14,398
  Receivable for Fund Shares Sold                                             273
  Dividends and Interest Receivable                                           648
  Other Assets                                                                 48
                                                                       ----------
  Total Assets                                                          1,026,822

Liabilities:
  Payable for Securities Purchased                                          9,119
  Payable for Fund Shares Redeemed                                            324
  Accrued Operating Expenses and Other Liabilities                            464
                                                                       ----------
  Total Liabilities                                                         9,907
                                                                       ----------
Net Assets                                                             $1,016,915
                                                                       ==========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                        $  973,078
  Accumulated Net Investment Loss                                            (916)
  Accumulated Net Realized Loss                                          (113,759)
  Net Unrealized Appreciation                                             158,512
                                                                       ----------
  Net Assets                                                           $1,016,915
                                                                       ==========

Investor Class ($ and shares in full)
  Net Assets                                                         $982,195,253
  Capital Shares Outstanding (Unlimited Number Authorized)             44,868,634

Net Asset Value Per Share                                                  $21.89
                                                                           ======

Institutional Class ($ and shares in full)
  Net Assets                                                          $22,131,518
  Capital Shares Outstanding (Unlimited Number Authorized)              1,004,590

Net Asset Value Per Share                                                  $22.03
                                                                           ======

Advisor Class ($ and shares in full)
  Net Assets                                                          $12,588,526
  Capital Shares Outstanding (Unlimited Number Authorized)                576,958

Net Asset Value Per Share                                                  $21.82
                                                                           ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)


                                                                                       (In Thousands)

                                                                  Strong American  Strong Balanced  Strong Balanced    Strong
                                                                  Utilities Fund        Fund          Stock Fund     Energy Fund
                                                                  ---------------  ---------------  ---------------  -----------
                                                                                                       (Note 1)       (Note 1)
Income:
  Dividends (net of foreign withholding taxes of
    $53, $5, $0 and $1, respectively)                                 $ 4,151          $ 1,325           $ 21          $   88
  Interest                                                                370            5,748             51              34
                                                                      -------          -------           ----          ------
  Total Income                                                          4,521            7,073             72             122

Expenses:
  Investment Advisory Fees                                                695              967             24              62
  Administrative Fees                                                     348              435             --              21
  Custodian Fees                                                           12               13             --               1
  Shareholder Servicing Costs                                             263              404             13              26
  Reports to Shareholders                                                  75              121             20              10
  Professional Fees                                                         9               16              6               9
  Federal and State Registration Fees                                      14               22             10              11
  Other                                                                    39               26              2               2
                                                                      -------          -------           ----          ------
  Total Expenses before Waivers, Absorptions and Earnings Credits       1,455            2,004             75             142
  Involuntary Expense Waivers and Absorptions                              --               --            (28)             --
  Earnings Credits                                                         --               (3)            --              --
                                                                      -------          -------           ----          ------
  Expenses, Net                                                         1,455            2,001             47             142
                                                                      -------          -------           ----          ------
Net Investment Income (Loss)                                            3,066            5,072             25             (20)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                         7,101          (19,253)           229             276
    Futures Contracts                                                      --            1,940             --              --
                                                                      -------          -------           ----          ------
    Net Realized Gain (Loss)                                            7,101          (17,313)           229             276
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                       (23,131)         (12,163)          (198)         (1,978)
    Futures Contracts                                                     --             (732)            --              --
                                                                      -------          -------           ----          ------
    Net Change in Unrealized Appreciation/Depreciation                (23,131)         (12,895)          (198)         (1,978)
                                                                      -------          -------           ----          ------
Net Gain (Loss) on Investments                                        (16,030)         (30,208)            31          (1,702)
                                                                      -------          -------           ----          ------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                          ($12,964)        ($25,136)          $ 56         ($1,722)
                                                                      =======          =======           ====          ======


                       See Notes to Financial Statements.
                                                                              27

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                     Blue Chip
                                                                       Fund
                                                                     ---------
                                                                      (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $1)                  $ 1,836
  Interest                                                                360
                                                                      -------
  Total Income                                                          2,196

Expenses:
  Investment Advisory Fees                                              1,142
  Administrative Fees - Investor Class                                    563
  Administrative Fees - Advisor Class                                       6
  Custodian Fees                                                           26
  Shareholder Servicing Costs - Investor Class                            797
  Shareholder Servicing Costs - Advisor Class                               5
  Reports to Shareholders - Investor Class                                332
  Reports to Shareholders - Advisor Class                                   3
  Transfer Agency Banking Charges - Investor Class                         20
  12b-1 Fees - Advisor Class                                                6
  Other                                                                    54
                                                                      -------
  Expenses, Net                                                         2,954
                                                                      -------
Net Investment Loss                                                      (758)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                    (54,523)
  Net Change in Unrealized Appreciation/Depreciation on
    Investments                                                       (26,252)
                                                                      -------
Net Loss on Investments                                               (80,775)
                                                                      -------
Net Decrease in Net Assets Resulting from Operations                 ($81,533)
                                                                      =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                  (In Thousands)

                                                                  Strong Growth
                                                                 and Income Fund
                                                                 ---------------
Income:
  Dividends (net of foreign withholding taxes of $37)               $  5,384
  Interest                                                               170
                                                                    --------
  Total Income                                                         5,554

Expenses:
  Investment Advisory Fees                                             2,885
  Administrative Fees - Investor Class                                 1,265
  Administrative Fees - Institutional Class                                3
  Administrative Fees - Advisor Class                                     12
  Custodian Fees                                                          22
  Shareholder Servicing Costs - Investor Class                         1,599
  Shareholder Servicing Costs - Institutional Class                        2
  Shareholder Servicing Costs - Advisor Class                              9
  Reports to Shareholders - Investor Class                               471
  Reports to Shareholders - Institutional Class                            8
  Reports to Shareholders - Advisor Class                                 13
  Transfer Agency Banking Charges - Investor Class                        41
  12b-1 Fees - Advisor Class                                              12
  Other                                                                  106
                                                                    --------
  Total Expenses before Earnings Credits                               6,448
  Earnings Credits                                                        (2)
                                                                    --------
  Expenses, Net                                                        6,446
                                                                    --------
Net Investment Loss                                                     (892)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                   (86,615)
  Net Change in Unrealized Appreciation/Depreciation on
    Investments                                                      (75,713)
                                                                    --------
Net Loss on Investments                                             (162,328)
                                                                    --------
Net Decrease in Net Assets Resulting from Operations               ($163,220)
                                                                    ========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    (In Thousands)

                                          Strong American Utilities Fund         Strong Balanced Fund
                                          -------------------------------   -------------------------------
                                           Six Months   Period     Year     Six Months   Period      Year
                                             Ended      Ended     Ended       Ended       Ended     Ended
                                            June 30,   Dec. 31,  Oct. 31,    June 30,    Dec. 31,  Oct. 31,
                                              2001       2000      2000        2001        2000      2000
                                          -----------  --------  --------   -----------  --------  --------
                                          (Unaudited)  (Note 1)             (Unaudited)  (Note 1)  (Note 1)
Operations:
  Net Investment Income                    $  3,066    $  1,156  $  5,034    $  5,072    $  1,953  $ 11,695
  Net Realized Gain (Loss)                    7,101         774    12,005     (17,313)      3,425    18,461
  Net Change in Unrealized
    Appreciation/Depreciation               (23,131)     16,146    11,819     (12,895)    (26,098)  (10,933)
                                           --------    --------  --------    --------    --------  --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations               (12,964)     18,076    28,858     (25,136)    (20,720)   19,223

Distributions:
  From Net Investment Income                 (3,116)     (1,429)   (4,846)     (4,888)     (3,198)  (11,742)
  From Net Realized Gains                        --     (12,857)  (23,398)         --     (19,904)  (10,681)
                                           --------    --------  --------    --------    --------  --------
  Total Distributions                        (3,116)    (14,286)  (28,244)     (4,888)    (23,102)  (22,423)

Capital Share Transactions (Note 6):
  Net Increase in Net Assets from
    Capital Share Transactions                4,674      33,815    14,937      21,396      18,980    30,827
                                           --------    --------  --------    --------    --------  --------
Total Increase (Decrease) in Net Assets     (11,406)     37,605    15,551      (8,628)    (24,842)   27,627

Net Assets:
  Beginning of Period                       297,887     260,282   244,731     346,693     371,535   343,908
                                           --------    --------  --------    --------    --------  --------
  End of Period                            $286,481    $297,887  $260,282    $338,065    $346,693  $371,535
                                           ========    ========  ========    ========    ========  ========

                                            Strong Balanced Stock Fund            Strong Energy Fund
                                          -------------------------------   -------------------------------
                                           Six Months   Period     Year     Six Months   Period      Year
                                             Ended      Ended      Ended      Ended       Ended     Ended
                                            June 30,   Dec. 31,  Sept. 30,   June 30,    Dec. 31,  Oct. 31,
                                              2001       2000      2000       2001        2000      2000
                                          -----------  --------  ---------  -----------  --------  --------
                                          (Unaudited)  (Note 1)             (Unaudited)  (Note 1)
                                           (Note 1)                          (Note 1)
Operations:
  Net Investment Income (Loss)              $   25      $   10    $   52     ($    20)    $     4  ($    20)
  Net Realized Gain (Loss)                     229          17      (237)         276         (56)      107
  Net Change in Unrealized
    Appreciation/Depreciation                 (198)         66       520       (1,978)      1,687     1,332
                                            ------      ------    ------      -------     -------   -------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   56          93       335       (1,722)      1,635     1,419
Distributions:
  From Net Investment Income                   (15)        (20)      (41)          --          --        --
  From Net Realized Gains                       --          --      (176)          --          --        --
                                            ------      ------    ------      -------     -------   -------
  Total Distributions                          (15)        (20)     (217)          --          --        --
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions          1,374         (18)   (2,472)       7,002       1,589     3,822
                                            ------      ------    ------      -------     -------   -------
Total Increase (Decrease) in Net Assets      1,415          55    (2,354)       5,280       3,224     5,241

Net Assets:
  Beginning of Period                        3,935       3,880     6,234       14,572      11,348     6,107
                                            ------      ------    ------      -------     -------   -------
  End of Period                             $5,350      $3,935    $3,880      $19,852     $14,572   $11,348
                                            ======      ======    ======      =======     =======   =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                                               Strong Blue Chip Fund
                                                                        -----------------------------------
                                                                        Six Months    Period         Year
                                                                          Ended        Ended        Ended
                                                                         June 30,     Dec. 31,     Oct. 31,
                                                                           2001         2000         2000
                                                                        ----------    --------     --------
                                                                        (Unaudited))  (Note 1)
                                                                          (Note 1)
Operations:
  Net Investment Loss                                                   ($    758)   ($    157)   ($  2,743)
  Net Realized Gain (Loss)                                                (54,523)     (16,292)      31,778
  Net Change in Unrealized Appreciation/Depreciation                      (26,252)     (84,045)      42,149
                                                                         --------     --------     --------
  Net Increase (Decrease) in Net Assets Resulting from Operations         (81,533)    (100,494)      71,184
Distributions:
  From Net Realized Gains:
    Investor Class                                                             --      (28,659)          --
    Advisor Class                                                              --           (2)          --
                                                                         --------     --------     --------
  Total Distributions                                                          --      (28,661)          --
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions   (11,519)      13,392       60,383
                                                                         --------     --------     --------
Total Increase (Decrease) in Net Assets                                   (93,052)    (115,763)     131,567
Net Assets:
  Beginning of Period                                                     500,644      616,407      484,840
                                                                         --------     --------     --------
  End of Period                                                          $407,592     $500,644     $616,407
                                                                         ========     ========     ========

                                                                           Strong Growth and Income Fund
                                                                        -----------------------------------
                                                                        Six Months    Period         Year
                                                                          Ended        Ended        Ended
                                                                         June 30,     Dec. 31,     Oct. 31,
                                                                           2001         2000         2000
                                                                        ----------    --------     --------
                                                                        (Unaudited)   (Note 1)
Operations:
  Net Investment Loss                                                  ($      892) ($       25) ($    3,909)
  Net Realized Gain (Loss)                                                 (86,615)     (20,306)      10,418
  Net Change in Unrealized Appreciation/Depreciation                       (75,713)     (95,947)      92,176
                                                                        ----------   ----------   ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations         (163,220)    (116,278)      98,685
Distributions:
  From Net Realized Gains:
    Investor Class                                                              --      (13,986)        (865)
    Institutional Class                                                         --         (330)          --
    Advisor Class                                                               --           (3)          --
                                                                        ----------   ----------   ----------
  Total Distributions                                                           --      (14,319)        (865)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                34,882       46,636      269,932
                                                                        ----------   ----------   ----------
Total Increase (Decrease) in Net Assets                                   (128,338)     (83,961)     367,752
Net Assets:
  Beginning of Period                                                    1,145,253    1,229,214      861,462
                                                                        ----------   ----------   ----------
  End of Period                                                         $1,016,915   $1,145,253   $1,229,214
                                                                        ==========   ==========   ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Growth and Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong American Utilities Fund(3) (a series of Strong Conservative Equity Funds, Inc.(1))

     -    Strong Balanced Fund(2) (a series of Strong Balanced Fund, Inc.(1))

     - Strong Balanced Stock Fund(2) (formerly Strong Schafer Balanced Fund) (a series of Strong Balanced Stock Fund, Inc.(1))

     - Strong Energy Fund(2) (formerly Strong Limited Resources Fund) (a series of Strong Conservative Equity Funds, Inc.(1))

     - Strong Blue Chip Fund(2) (formerly Strong Blue Chip 100 Fund) (a series of Strong Conservative Equity Funds, Inc.(1))

     - Strong Growth and Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))

          (1) An open-end management investment company registered under the Investment Company Act of 1940, as amended.

          (2)  Diversified Fund

          (3)  Non-Diversified Fund

     During 2000, the Board of Directors of Strong American Utilities Fund, Strong Balanced Fund, Strong Energy Fund, Strong Blue Chip Fund and Strong Growth and Income Fund approved changing the Funds' fiscal year-end from October 31st to December 31st. During 2000, the Board of Directors of Strong Balanced Stock Fund approved changing the Fund's fiscal year-end from September 30th to December 31st.

     Effective March 1, 2000, the Strong Blue Chip Fund has issued two classes of shares: Investor Class and Advisor Class and Strong Growth and Income Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Shares held prior to March 1, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at June 30, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                   Aggregate         Aggregate        Percent of
                                     Cost           Fair Value        Net Assets
                                  ----------        ----------        ----------
          Strong Balanced Fund    $2,143,730        $1,896,696           0.6%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Funds are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Funds are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     (M) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

3. Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                   Administrative    Administrative       Administrative
                                                       Fees -            Fees -               Fees -
                                 Advisory Fees     Investor Class   Institutional Class   Advisor Class
                                 Jan. 1, 2001-     Jan. 1, 2001-       Jan. 1, 2001-      Jan. 1, 2001-
                                 June 30, 2001     June 30, 2001       June 30, 2001      June 30, 2001
                                 -------------     --------------   -------------------   --------------
Strong American Utilities Fund       0.50%              0.25%                *                  *
Strong Balanced Fund                 0.60%**            0.25%                *                  *
Strong Balanced Stock Fund           1.00%                *                  *                  *
Strong Energy Fund                   0.75%              0.25%                *                  *
Strong Blue Chip Fund                0.50%              0.25%               ***               0.25%
Strong Growth and Income Fund        0.55%              0.25%              0.02%              0.25%

       * Does not offer Institutional or Advisor Class shares. Strong Balanced Stock Fund does not have Administrative Fees.

      ** The investment advisory fees are 0.60% for the first $35 million and 0.55% thereafter.

     *** Does not offer Institutional Class shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended June 30, 2001, totaled $175,461.

     Scarborough Investment Advisers LLC manages the investments of Strong Energy Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

--------------------------------------------------------------------------------

     Strong Blue Chip Fund and Strong Growth and Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2001, Strong Blue Chip Fund and Strong Growth and Income Fund incurred 12b-1 fees of $6,404 and $11,461, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2001 is as follows:

                                    Payable to    Shareholder Servicing   Transfer Agency   Unaffiliated
                                    Advisor at      and Other Expenses        Banking        Directors'
                                   June 30, 2001     Paid to Advisor          Charges           Fees
                                   -------------  --------------------    ---------------   ------------
Strong American Utilities Fund       $ 45,707          $  263,325             $31,472         $ 5,096
Strong Balanced Fund                   62,008             403,933              11,012           5,937
Strong Balanced Stock Fund              4,304              12,416                 913             307
Strong Energy Fund                      7,294              25,621               1,015             461
Strong Blue Chip Fund                 146,111             802,434              19,523           8,752
Strong Growth and Income Fund         319,048           1,609,738              41,583          19,936

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended June 30, 2001 were as follows:

                                               Purchases                              Sales
                                    -------------------------------      -------------------------------
                                    U.S. Government                      U.S. Government
                                      and Agency          Other            and Agency          Other
                                    ---------------    ------------      ---------------    ------------
Strong American Utilities Fund       $         --      $ 70,577,669       $         --      $ 63,325,982
Strong Balanced Fund                  158,604,976       287,502,765        170,768,889       263,803,310
Strong Balanced Stock Fund                207,813         2,023,987            103,241         1,157,793
Strong Energy Fund                             --        10,355,170                 --         4,351,351
Strong Blue Chip Fund                          --       383,856,784                 --       395,545,384
Strong Growth and Income Fund                  --       876,072,801                 --       853,819,972

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

6.   Capital Share Transactions

                                             Strong American Utilities Fund                        Strong Balanced Fund
                                     ----------------------------------------------   ----------------------------------------------
                                     Six Months Ended  Period Ended    Year Ended     Six Months Ended  Period Ended    Year Ended
                                      June 30, 2001    Dec. 31, 2000  Oct. 31, 2000    June 30, 2001    Dec. 31, 2000  Oct. 31, 2000
                                     ----------------  -------------  -------------   ----------------  -------------  -------------
                                       (Unaudited)       (Note 1)                        (Unaudited)      (Note 1)
Capital Share Transactions of Each
 of the Funds Were as Follows:
  Proceeds from Shares Sold            $72,982,297      $35,137,611   $124,348,888      $45,245,931      $ 5,910,669   $194,253,343
  Proceeds from Reinvestment of
   Distributions                         2,956,694       13,553,969     26,597,194        4,707,891       22,336,151     21,601,175
  Payment for Shares Redeemed          (71,264,427)     (14,876,175)  (136,009,060)     (28,558,144)      (9,266,815)  (185,027,305)
                                       -----------      -----------   ------------      -----------      -----------   ------------
  Net Increase in Net Assets from
   Capital Share Transactions          $ 4,674,564      $33,815,405   $ 14,937,022      $21,395,678      $18,980,005   $ 30,827,213
                                       ===========      ===========   ============      ===========      ===========   ============
Transactions in Shares of Each of
 the Funds Were as Follows:
  Sold                                   4,311,379        2,049,419      7,664,676        2,132,831          256,858      7,409,638
  Issued in Reinvestment of
   Distributions                           180,499          818,433      1,791,268          236,958        1,025,423        845,987
  Redeemed                              (4,280,966)        (869,675)    (8,660,662)      (1,376,193)        (400,409)    (7,056,431)
                                         ---------        ---------      ---------        ---------        ---------      ---------
  Net Increase in Shares of the Fund       210,912        1,998,177        795,282          993,596          881,872      1,199,194
                                         =========        =========      =========        =========        =========      =========

                                              Strong Balanced Stock Fund                            Strong Energy Fund
                                     ----------------------------------------------   ----------------------------------------------
                                     Six Months Ended  Period Ended     Year Ended    Six Months Ended  Period Ended    Year Ended
                                      June 30, 2001    Dec. 31, 2000  Sept. 30, 2000   June 30, 2001    Dec. 31, 2000  Oct. 31, 2000
                                     ----------------  -------------  --------------  ----------------  -------------  -------------
                                       (Unaudited)       (Note 1)                       (Unaudited)       (Note 1)
                                        (Note 1)                                         (Note 1)
Capital Share Transactions of Each
 of the Funds Were as Follows:
  Proceeds from Shares Sold             $3,306,261       $622,944       $1,651,999      $19,234,397       $4,331,129    $16,282,419
  Proceeds from Reinvestment of
   Distributions                            13,821         18,130          201,920               --               --             --
  Payment for Shares Redeemed           (1,946,017)      (658,974)      (4,325,762)     (12,232,083)      (2,741,652)   (12,460,615)
                                        ----------       --------       ----------      -----------       ----------    -----------
  Net Increase (Decrease) in Net
   Assets from Capital Share
   Transactions                         $1,374,065      ($ 17,900)     ($2,471,843)     $ 7,002,314       $1,589,477    $ 3,821,804
                                        ==========       ========       ==========      ===========       ==========    ===========
Transactions in Shares of Each of
 the Funds Were as Follows:
  Sold                                     298,150         58,184          158,946        1,512,210          381,076      1,536,155
  Issued in Reinvestment of
   Distributions                             1,269          1,672           20,084               --               --             --
  Redeemed                                (175,851)       (62,196)        (423,066)        (987,471)        (246,626)    (1,211,570)
                                           -------         ------          -------        ---------          -------      ---------
  Net Increase (Decrease) in Shares
   of the Fund                             123,568         (2,340)        (244,036)         524,739          134,450        324,585
                                           =======         ======          =======        =========          =======      =========

--------------------------------------------------------------------------------

                                                                 Strong Blue Chip Fund
                                                  ---------------------------------------------------
                                                  Six Months Ended   Period Ended        Year Ended
                                                   June 30, 2001     Dec. 31, 2000      Oct. 31, 2000
                                                  ----------------   -------------      -------------
                                                    (Unaudited)        (Note 1)
                                                     (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                         $88,207,432       $28,947,324       $304,612,699
  Proceeds from Reinvestment of Distributions                --        26,879,558                 --
  Payment for Shares Redeemed                      (104,731,168)      (44,637,456)      (244,264,592)
                                                    -----------       -----------       ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       (16,523,736)       11,189,426         60,348,107

ADVISOR CLASS
  Proceeds from Shares Sold                           5,520,957         2,217,318             55,136
  Proceeds from Reinvestment of Distributions                --               897                 --
  Payment for Shares Redeemed                          (516,034)          (15,442)           (20,424)
                                                    -----------       -----------       ------------
  Net Increase in Net Assets from
   Capital Share Transactions                         5,004,923         2,202,773             34,712
                                                    -----------       -----------       ------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                        ($11,518,813)      $13,392,199       $ 60,382,819
                                                    ===========       ===========       ============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                5,672,347         1,602,315         14,020,913
  Issued in Reinvestment of Distributions                    --         1,597,111                 --
  Redeemed                                           (6,956,477)       (2,467,740)       (11,448,281)
                                                      ---------         ---------         ----------
  Net Increase (Decrease) in Shares                  (1,284,130)          731,686          2,572,632

ADVISOR CLASS
  Sold                                                  356,131           127,219              2,474
  Issued in Reinvestment of Distributions                    --                53                 --
  Redeemed                                              (36,049)             (849)              (892)
                                                      ---------         ---------         ----------
  Net Increase in Shares                                320,082           126,423              1,582
                                                      ---------         ---------         ----------
Net Increase (Decrease) in Shares
 of the Fund                                           (964,048)          858,109          2,574,214
                                                      =========         =========         ==========

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                            Strong Growth and Income Fund
                                                  ---------------------------------------------------
                                                  Six Months Ended   Period Ended        Year Ended
                                                   June 30, 2001     Dec. 31, 2000      Oct. 31, 2000
                                                  ----------------   -------------      -------------
                                                    (Unaudited)        (Note 1)

Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                        $231,984,729       $64,964,476       $625,406,213
  Proceeds from Reinvestment of Distributions                --        13,355,266            830,405
  Payment for Shares Redeemed                      (200,814,046)      (67,051,026)      (357,545,791)
                                                   ------------       -----------       ------------
  Net Increase in Net Assets from
   Capital Share Transactions                        31,170,683        11,268,716        268,690,827

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           3,609,018        30,949,449            789,236
  Proceeds from Reinvestment of Distributions                --           329,848                 --
  Payment for Shares Redeemed                        (8,899,690)         (227,338)           (16,887)
                                                   ------------       -----------       ------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        (5,290,672)       31,051,959            772,349

ADVISOR CLASS
  Proceeds from Shares Sold                           9,664,541         4,736,138            724,154
  Proceeds from Reinvestment of Distributions                --             3,121                 --
  Payment for Shares Redeemed                          (662,708)         (424,101)          (255,326)
                                                   ------------       -----------       ------------
  Net Increase in Net Assets from
   Capital Share Transactions                         9,001,833         4,315,158            468,828
                                                   ------------       -----------       ------------
Net Increase in Net Assets from
 Capital Share Transactions                        $ 34,881,844       $46,635,833       $269,932,004
                                                   ============       ===========       ============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

INVESTOR CLASS
  Sold                                               10,073,120         2,449,270         21,753,545
  Issued in Reinvestment of Distributions                    --           530,813             29,148
  Redeemed                                           (8,927,521)       (2,594,685)       (12,544,459)
                                                     ----------         ---------         ----------
  Net Increase in Shares                              1,145,599           385,398          9,238,234

INSTITUTIONAL CLASS
  Sold                                                  155,415         1,201,853             27,735
  Issued in Reinvestment of Distributions                    --            13,068                 --
  Redeemed                                             (383,961)           (8,959)              (561)
                                                     ----------         ---------         ----------
  Net Increase (Decrease) in Shares                    (228,546)        1,205,962             27,174

ADVISOR CLASS
  Sold                                                  420,335           185,774             25,230
  Issued in Reinvestment of Distributions                    --               124                 --
  Redeemed                                              (29,180)          (16,178)            (9,146)
                                                     ----------         ---------         ----------
  Net Increase in Shares                                391,155           169,720             16,084
                                                     ----------         ---------         ----------
Net Increase in Shares of the Fund                    1,308,208         1,761,080          9,281,492
                                                     ==========         =========         ==========

--------------------------------------------------------------------------------

7.   Income Tax Information

     At June 30, 2001, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                      Federal Tax     Unrealized     Unrealized        Net
                                         Cost        Appreciation   Depreciation   Appreciation
                                      ------------   ------------   ------------  -------------
     Strong American Utilities Fund   $242,054,388   $ 50,336,923   $ 6,963,462   $ 43,373,461
     Strong Balanced Fund              306,049,963     48,335,728    19,353,361     28,982,367
     Strong Balanced Stock Fund          5,280,241        347,918       299,160         48,758
     Strong Energy Fund                 18,315,629      2,481,477     1,037,778      1,443,699
     Strong Blue Chip Fund             410,547,172     31,896,390    24,977,486      6,918,904
     Strong Growth and Income Fund     867,987,460    168,520,737    25,053,100    143,467,637

     At October 31, 2000 (the tax year-end of the following Funds) Strong American Utilities Fund, Strong Balanced Fund, Strong Energy Fund, Strong Blue Chip Fund and Strong Growth and Income Fund had capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes of $0, $0, $1,000,007, $0, $0, respectively. At September 30, 2000 (the tax year-end of the following Fund) Strong Balanced Stock Fund had capital loss carryovers (expiring in 2008) for federal income tax purposes of $186,882.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------------------------

                                                                                Period Ended
                                               ----------------------------------------------------------------------------------
                                                 June 30,    Dec. 31,     Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                    2001/(b)/   2000/(c)/       2000       1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $17.49       $17.31       $17.18      $16.31      $13.97      $12.64      $11.73

Income From Investment Operations:
  Net Investment Income                           0.18         0.07         0.37        0.37        0.35        0.40        0.40
  Net Realized and Unrealized Gains
   (Losses) on Investments                       (0.87)        1.01         1.88        1.52        3.12        1.98        0.90
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               (0.69)        1.08         2.25        1.89        3.47        2.38        1.30

Less Distributions:
  From Net Investment Income                     (0.19)       (0.08)       (0.36)      (0.41)      (0.37)      (0.38)      (0.39)
  From Net Realized Gains                           --        (0.82)       (1.76)      (0.61)      (0.76)      (0.67)         --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.19)       (0.90)       (2.12)      (1.02)      (1.13)      (1.05)      (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.61       $17.49       $17.31      $17.18      $16.31      $13.97      $12.64
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                   -4.0%        +6.6%        +15.4%      +11.8%      +25.7%      +19.7%      +11.2%
  Net Assets, End of Period (In Millions)       $  286       $  298        $  260      $  245      $  214      $  135      $  122
  Ratio of Expenses to Average
   Net Assets Without Fees Paid Indirectly
     by Advisor and Earnings Credits              1.0%*        1.0%*         1.0%        1.0%        1.0%        1.1%        1.2%
  Ratio of Expenses to Average Net Assets         1.0%*        1.0%*         1.0%        1.0%        1.0%        1.1%        1.2%
  Ratio of Net Investment Income to
   Average Net Assets                             2.2%*        2.5%*         2.3%        2.2%        2.4%        3.0%        3.2%
  Portfolio Turnover Rate                        23.6%         7.0%        106.8%       74.9%       69.0%       61.9%       84.0%


STRONG BALANCED FUND
--------------------------------------------------------------------------------

                                                                                Period Ended
                                               ----------------------------------------------------------------------------------
                                                 June 30,    Dec. 31,     Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                    2001/(b)/   2000/(c)/       2000       1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $21.83      $24.77       $24.92       $21.14       $21.44      $20.12      $20.31

Income From Investment Operations:
Net Investment Income                            0.30         0.12        0.82         0.71         0.55        0.67        0.78
  Net Realized and Unrealized
    Gains (Losses) on Investments               (1.81)       (1.53)       0.61         3.75         1.75        2.96        1.05
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              (1.51)       (1.41)       1.43         4.46         2.30        3.63        1.83

Less Distributions:
  From Net Investment Income                    (0.29)       (0.20)      (0.83)       (0.68)       (0.54)      (0.67)      (0.84)
  In Excess of Net Investment Income               --           --          --           --           --       (0.10)         --
  From Net Realized Gains                          --        (1.33)      (0.75)          --        (2.04)      (1.54)      (1.18)
  In Excess of Realized Gains                      --           --          --           --        (0.02)         --          --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.29)       (1.53)      (1.58)       (0.68)       (2.60)      (2.31)      (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $20.03       $21.83      $24.77       $24.92       $21.14      $21.44      $20.12
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                  -6.9%        -5.6%        +5.7%       +21.3%       +11.8%      +19.3%      +9.5%
  Net Assets, End of Period (In Millions)      $  338       $  347       $  372       $  344       $  288      $  277     $  263
  Ratio of Expenses to Average
    Net Assets Without Fees Paid Indirectly
    by Advisor and Earnings Credits              1.2%*        1.1%*        1.1%         1.1%         1.0%        1.1%       1.1%
  Ratio of Expenses to Average Net Assets        1.1%*        1.1%*        1.1%         1.1%         1.0%        1.1%       1.1%
  Ratio of Net Investment Income to
    Average Net Assets                           2.9%*        3.3%*        3.2%         3.0%         2.5%        3.2%       3.9%
  Portfolio Turnover Rate                      128.1%        45.1%       150.9%        64.7%       185.9%      276.5%     446.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG BALANCED STOCK FUND
--------------------------------------------------------------------------------



                                                                  Period Ended
                                                   -------------------------------------------------------
                                                   June 30,    Dec. 31,    Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                        2001/(b)/    2000/(c)/   2000       1999      1998/(d)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.91      $10.69      $10.27      $9.14     $10.00
Income From Investment Operations:
  Net Investment Income                              0.05        0.03        0.13       0.15       0.10
  Net Realized and Unrealized Gains
  (Losses) on Investments                            0.12        0.25        0.72       1.22      (0.86)
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   0.17        0.28        0.85       1.37      (0.76)
Less Distributions:
  From Net Investment Income                        (0.03)      (0.06)      (0.10)     (0.15)     (0.10)
  From Net Realized Gains                              --          --       (0.33)     (0.09)        --
----------------------------------------------------------------------------------------------------------
  Total Distributions                               (0.03)      (0.06)      (0.43)     (0.24)     (0.10)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.05      $10.91      $10.69     $10.27      $9.14
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
  Total Return                                      +1.6%       +2.6%       +8.6%     +15.1%      -7.7%
  Net Assets, End of Period (In Millions)              $5          $4          $4         $6         $8
  Ratio of Expenses to Average
    Net Assets Without Waivers and Absorptions       2.0%*       2.0%*       2.0%       2.0%       2.0%*
  Ratio of Expenses to Average Net Assets            2.0%*       2.0%*       2.0%       2.0%       2.0%*
  Ratio of Net Investment Income to
    Average Net Assets                               1.1%*       1.1%*       1.1%       1.3%       1.5%*
  Portfolio Turnover Rate                           29.7%        2.1%       35.7%      87.9%      45.5%


STRONG ENERGY FUND
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                       ----------------------------------------------------------------------
                                                       June 30,     Dec. 31,     Oct. 31,    Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                           2001/(b)/    2000/(e)/      2000       1999        1998      1997/(f)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $12.48       $10.98       $ 8.62      $7.79       $9.51      $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                           (0.01)        0.00(g)     (0.02)     (0.02)      (0.04)         --
  Net Realized and Unrealized Gains
  (Losses) on Investments                                (0.74)        1.50         2.38       0.86       (1.68)      (0.49)
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (0.75)        1.50         2.36       0.84       (1.72)      (0.49)
Less Distributions:
  From Net Investment Income                                --           --           --         --        0.00(g)       --
  In Excess of Net Investment Income                        --           --           --      (0.01)         --          --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       --           --           --      (0.01)       0.00(g)       --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $11.73       $12.48       $10.98      $8.62       $7.79      $ 9.51
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                           -6.0%       +13.7%       +27.4%     +10.8%      -18.0%       -4.9%
  Net Assets, End of Period (In Millions)                  $20          $15          $11         $6          $5          $5
  Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions and Earnings Credits             1.7%*        1.8%*        1.9%       2.0%        2.0%        2.0%*
  Ratio of Expenses to Average Net Assets                 1.7%*        1.8%*        1.8%       2.0%        2.0%        2.0%*
  Ratio of Net Investment Income
  (Loss) to Average Net Assets                           (0.2%)*       0.2%*       (0.3%)     (0.3%)      (0.4%)       0.0%/(g)/*
  Portfolio Turnover Rate                                28.5%         9.3%        51.4%      55.4%       61.2%        1.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from September to December (Note 1).
(d)  For the period December 31, 1997 (inception) to September 30, 1998.
(e) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(f)  For the period from September 30, 1997 (inception) to October 31, 1997.
(g)  Amount calculated is less than $0.01 or 0.1%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG BLUE CHIP FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                                 ----------------------------------------------------------
                                                                 June 30,  Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                      2001/(b)/ 2000/(c)/  2000      1999      1998     1997/(d)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $16.56   $20.99     $18.10   $13.24     $10.39    $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                     (0.03)   (0.01)     (0.09)   (0.04)      0.10      0.01
  Net Realized and Unrealized Gains (Losses) on Investments        (2.60)   (3.42)      2.98     4.90       2.86      0.38
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.63)   (3.43)      2.89     4.86       2.96      0.39
Less Distributions:
  From Net Investment Income                                          --       --         --    (0.00)/(e)/(0.11)       --
  From Net Realized Gains                                             --    (1.00)        --       --         --        --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --    (1.00)        --    (0.00)/(e)/(0.11)       --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $13.93   $16.56     $20.99   $18.10     $13.24    $10.39
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   -15.9%    -16.4%     +16.0%   +36.7%     +28.6%     +3.9%
  Net Assets, End of Period (In Millions)                          $401      $499       $616     $485        $90        $5
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Earnings Credits                                1.3%*    1.1%*      1.1%     1.2%       1.3%      2.0%*
  Ratio of Expenses to Average Net Assets                           1.3%*    1.1%*      1.1%     1.2%       0.6%      1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.3%)*  (0.2%)*    (0.5%)   (0.3%)      0.7%      0.6%*
  Portfolio Turnover Rate/(f)/                                     86.0%    21.2%      67.9%    75.4%      46.5%     21.5%

STRONG BLUE CHIP FUND -- ADVISOR CLASS
---------------------------------------------------------------------------------------------
                                                                         Period Ended
                                                                 ----------------------------
                                                                 June 30,  Dec. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/ 2000/(c)/ 2000/(g)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $16.53   $20.94     $21.99
Income From Investment Operations:
  Net Investment Loss                                              (0.03)   (0.00)/(e)/(0.09)
  Net Realized and Unrealized Losses on Investments                (2.60)   (3.41)     (0.96)
---------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.63)   (3.41)     (1.05)
Less Distributions:
  From Net Investment Income                                          --       --         --
  From Net Realized Gains                                             --    (1.00)        --
---------------------------------------------------------------------------------------------
  Total Distributions                                                 --    (1.00)        --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $13.90   $16.53     $20.94
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
  Total Return                                                    -15.9%    -16.4%   -4.8%
  Net Assets, End of Period (In Millions)                             $6        $2      $0(h)
  Ratio of Expenses to Average Net Assets Without Earnings
    Credits                                                         1.3%*     1.4%*   1.3%*
  Ratio of Expenses to Average Net Assets                           1.3%*     1.4%*   1.3%*
  Ratio of Net Investment Loss to Average Net Assets               (0.4%)*   (0.3%)* (0.7%)*
  Portfolio Turnover Rate/(f)/                                     86.0%     21.2%   67.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(d) For the period from June 30, 1997 (inception) to October 31, 1997.
(e) Amount calculated is less than $0.01.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from March 1, 2000 (commencement of class) to October 31,
    2000.
(h) Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH AND INCOME FUND--INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Period Ended
                                                                --------------------------------------------------------------------
                                                                June 30,  Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/ 2000/(c)/  2000      1999      1998      1997   1996/(d)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $25.37   $28.34      $25.26  $18.73     $16.35    $12.38    $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.02)   (0.00)/(e)/ (0.09)  (0.03)      0.03      0.07      0.04
  Net Realized and Unrealized Gains (Losses) on Investments       (3.46)   (2.65)       3.19    6.56       3.07      3.99      2.38
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (3.48)   (2.65)       3.10    6.53       3.10      4.06      2.42
Less Distributions:
  From Net Investment Income                                         --       --          --   (0.00)/(e)/(0.03)    (0.07)    (0.04)
  From Net Realized Gains                                            --    (0.32)      (0.02)     --      (0.62)    (0.02)       --
  In Excess of Realized Gains                                        --       --          --      --      (0.07)       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --    (0.32)      (0.02)  (0.00)/(e)/(0.72)    (0.09)    (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $21.89   $25.37      $28.34  $25.26     $18.73    $16.35    $12.38
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   -13.7%    -9.3%      +12.3%  +34.9%     +19.7%    +32.9%    +24.2%
  Net Assets, End of Period (In Millions)                          $982   $1,109      $1,228    $861       $399      $227       $18
  Ratio of Expenses to Average Net Assets Without Fees
    Paid Indirectly by Advisor and Earnings Credits                1.3%*    1.1%*       1.1%    1.1%       1.1%      1.2%     1.9%*
  Ratio of Expenses to Average Net Assets                          1.2%*    1.1%*       1.1%    1.1%       1.1%      1.2%     1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.2%)*  (0.0%)/(e)/*(0.4%)  (0.1%)      0.1%      0.5%     0.6%*
  Portfolio Turnover Rate/(f)/                                    81.0%    23.3%      122.0%   52.3%     107.5%    237.8%    174.1%

STRONG GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------
                                                                        Period Ended
                                                                ----------------------------
                                                                June 30,  Dec. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/ 2000/(c)/ 2000/(g)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $25.46   $28.41     $29.15
Income From Investment Operations:
  Net Investment Income (Loss)                                     0.05    (0.00)/(e)/ 0.01
  Net Realized and Unrealized Losses on Investments               (3.48)   (2.63)     (0.75)
--------------------------------------------------------------------------------------------
  Total from Investment Operations                                (3.43)   (2.63)     (0.74)
Less Distributions:
  From Net Investment Income                                         --       --         --
  From Net Realized Gains                                            --    (0.32)        --
--------------------------------------------------------------------------------------------
  Total Distributions                                                --    (0.32)        --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $22.03   $25.46     $28.41
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                   -13.5%    -9.2%      -2.5%
  Net Assets, End of Period (In Millions)                           $22      $31         $1
  Ratio of Expenses to Average Net Assets Without Earnings
   Credits                                                         0.7%*    0.6%*      0.6%*
  Ratio of Expenses to Average Net Assets                          0.7%*    0.6%*      0.6%*
  Ratio of Net Investment Income to Average Net Assets             0.4%*    0.1%*      0.1%*
  Portfolio Turnover Rate/(f)/                                     81.0%    23.3%     122.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(d) For the period from December 31, 1995 (inception) to October 31, 1996.
(e) Amount calculated is less than $0.01 or 0.1%.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from March 1, 2000 (commencement of class) to October 31,
    2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH AND INCOME FUND--ADVISOR CLASS
----------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                                    --------------------------------
                                                                    June 30,    Dec. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                        2001/(b)/   2000/(c)/   2000/(d)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $25.32     $28.29       $29.15
Income From Investment Operations:
  Net Investment Loss                                                 (0.04)     (0.00)(e)    (0.05)
  Net Realized and Unrealized Losses on Investments                   (3.46)     (2.65)       (0.81)
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (3.50)     (2.65)       (0.86)
Less Distributions:
  From Net Realized Gains                                                --      (0.32)          --
----------------------------------------------------------------------------------------------------
  Total Distributions                                                    --      (0.32)          --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $21.82     $25.32       $28.29
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
  Total Return                                                        -13.8%     -9.4%        -3.0%
  Net Assets, End of Period (In Millions)                                $13        $5          $0/(f)/
  Ratio of Expenses to Average Net Assets Without Earnings Credits      1.6%*     1.3%*        1.3%*
  Ratio of Expenses to Average Net Assets                               1.6%*     1.3%*        1.3%*
  Ratio of Net Investment Loss to Average Net Assets                   (0.5%)*   (0.2%)*      (0.7%)*
  Portfolio Turnover Rate/(g)/                                         81.0%     23.3%       122.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(d) For the period from March 1, 2000 (commencement of class) to October 31,
    2000.
(e) Amount calculated is less than $0.01.
(f) Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

Directors
   Richard S. Strong
   Willie D. Davis
   Stanley Kritzik
   Neal Malicky
   Marvin E. Nevins
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Elizabeth N. Cohernour, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   John W. Widmer, Treasurer
   Rhonda K. Haight, Assistant Treasurer

Investment Advisor
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Custodian
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri  64105

Transfer Agent and Dividend-Disbursing Agent
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin  53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin  53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin  53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14436-0601


Strong Investments
P.O. Box 2936 | Milwaukee, WI  53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com



[STRONG LOGO]
                                                                            6/01
                                                                      SGI/WH2130